Exhibit 10.1

PROMOTION AGREEMENT
by and between
DEPOMED, INC.
and
KING PHARMACEUTICALS, INC.
Dated as of June 27, 2006

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXECUTION COPY
PROMOTION AGREEMENT
     This PROMOTION AGREEMENT (this “Agreement”) is made as of June 27, 2006 (the “Effective Date”), by and between Depomed, Inc., a California corporation (“Depomed”), and King Pharmaceuticals, Inc., a Tennessee corporation (“King”). Each of Depomed and King is referred to herein individually as a “party” and collectively as the “parties.”
     WHEREAS, Depomed desires to engage King to promote and market the Product in the Territory (each as defined below), and King desires to promote and market the Product, all in accordance with the terms and conditions contained herein;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto intending to be legally bound hereby agree as follows:
ARTICLE I
DEFINITIONS
     As used in this Agreement, the following terms shall have the following meanings:
     Section 1.1 “1000mg Formulation” has the meaning set forth in Section 6.8(a).
     Section 1.2 “Act” means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. 301, et. seq., as it may be amended from time to time, and the regulations promulgated thereunder, including the Generic Drug Act.
     Section 1.3 “AcuForm Patent License” has the meaning set forth in Section 10.1.
     Section 1.4 “Adverse Drug Experience” means any “adverse drug experience” as defined or contemplated by 21 C.F.R. 314.80 or 312.32, associated with the Product.
     Section 1.5 “Adverse Drug Experience Report” means any oral, written or electronic report of any Adverse Drug Experience transmitted to any Person.
     Section 1.6 “Advertising/Marketing/Educational Expenses” means the direct, out-of-pocket expenses of directly Promoting the Product and conducting Educational Programs with respect to the Product, each clearly identified as such, pursuant to the Launch Plan or an Annual Plan. Advertising/Marketing/Educational Expenses will include (a) King’s out-of-pocket costs for Samples incurred as contemplated by Section 6.5, (b) all out-of-pocket costs for Promotional Materials and training materials, and (c) out-of-pocket costs for the purchase of the Prescriber Data. Advertising/Marketing/Educational Expenses will not include (i) any expenses of the King Sales Force or Depomed Sales Force, (ii) any costs incurred by Depomed with respect to the Depomed Sales Force, including as described in Section 4.9(g), or (iii) any costs for the personnel of King or Depomed.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 1.7 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
     Section 1.8 “Agreement” has the meaning set forth in the preamble to this Agreement.
     Section 1.9 “Agreement Month” means each calendar month during the Term (including any partial calendar month in the case of the first and last calendar months of the Term).
     Section 1.10 “Agreement Quarter” means the Initial Agreement Quarter, each successive period of three months during the Term after the Initial Agreement Quarter and the Final Agreement Quarter.
     Section 1.11 “Altace Physician List” means the list of physicians or other health care practitioners to whom King’s sales representatives present in-person, face-to-face sales presentations of King’s Altace® product, as such list may be amended from time to time by King.
     Section 1.12 “Annual Plan” has the meaning set forth in Section 4.5.
     Section 1.13 “Baseline Percentage” means the percentage determined by dividing (a) the total amount of unit sales for Product based on prescriptions written by Professionals on the Depomed Physician List during the two complete Agreement Quarters prior to the delivery by Depomed of its intention to commence Promotion of the Product in the Territory pursuant to Section 4.9, by (b) the total amount of unit sales of Product based on all prescriptions written during such two complete Agreement Quarters, based on Prescriber Data for such two complete Agreement Quarters; as it may be amended pursuant to Section 4.9.
     Section 1.14 “BLS” means Biovail Laboratories International SRL.
     Section 1.15 “BLS Agreements” means that certain Amended and Restated License Agreement, dated as of December 13, 2005, by and between Depomed and BLS, the BLS Supply Agreements, and any other agreements between Depomed and BLS with respect to the Product, including the 1000mg Formulation.
     Section 1.16 “BLS Supply Agreements” means that certain Manufacturing Transfer Agreement, dated as of December 13, 2005, by and between Depomed and BLS and that certain Supply Agreement, dated as of December 13, 2005, between Depomed and BLS.
     Section 1.17 “BLS Fees” means, for any period, the sum of (a) [***] for such period, and (b) [***] for such period[***] but [***] such amount is payable (and is paid in or subsequent to such period) [***] In the event the amounts payable under either such agreement are reduced or terminate, the BLS Fees will correspondingly be reduced or terminate.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 1.18 “cGMP” shall mean current “Good Manufacturing Practices” as such term is defined from time to time by the FDA or other relevant Governmental Authority having jurisdiction over the manufacture or sale of the Product pursuant to its regulations, guidelines or otherwise.
     Section 1.19 “Co-Chairs” has the meaning set forth in Section 3.2.
     Section 1.20 “COGS” means, for any period, Depomed’s expenses for cost of goods sold (calculated in accordance with Section 7.2(d)) for Product in the Territory for such period, including any expenses incurred directly in connection with the distribution of the Product in the Territory, multiplied by the Promotion Percentage for such period.
     Section 1.21 “Combination Product” has the meaning set forth in Section 13.2.
     Section 1.22 “Combination Product License” has the meaning set forth in Section 13.1(a).
     Section 1.23 “Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of February 21, 2006, between Depomed and King.
     Section 1.24 “Control” or “Controlled” means, with respect to patents, know-how or other intellectual property rights of any kind, the possession by a party of the ability to grant a license or sublicense of such rights without the payment of additional consideration and without violating the terms of any agreement or arrangement between such party and any Third Party.
     Section 1.25 “DDMAC” means the FDA’s Division of Drug Marketing, Advertising and Communications.
     Section 1.26 “Depomed” has the meaning set forth in the preamble to this Agreement.
     Section 1.27 “Depomed Net Sales” means, for a particular period, Net Sales for such Period, multiplied by the Depomed Percentage for such period.
     Section 1.28 “Depomed Percentage” means, for a particular period, the difference of (a) the percentage determined by dividing (i) the total amount of unit sales for Product based on prescriptions written during such period by Professionals on the Depomed Physician List, by (ii) the total amount of unit sales of Product based on all prescriptions written during such period, in each case based on Prescriber Data for the applicable period; minus (b) the Baseline Percentage; provided that the Depomed Percentage shall not be less than zero.
     Section 1.29 “Depomed Physician List” means the list of Professionals to whom the Depomed Sales Force may present Details, as such list may be amended from time to time as contemplated by this Agreement; provided that the list must conform to the requirements of Section 4.9.
     Section 1.30 “Depomed Promotional Materials” has the meaning set forth in Section 4.9(f).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 1.31 “Depomed Sales Force” means the field force of Sales Representatives employed or contracted by Depomed.
     Section 1.32 “Depomed Supply Failure” means (a) with respect to the 500mg formulation of the Product, Depomed’s failure to fill orders from its wholesalers and distributors for the 500mg formulation of the Product equal to or in excess of (i) [***] percent of the aggregate amount of 500mg formulation of the Product ordered during any period of three consecutive Agreement Months that does not exceed the then-current Volume Forecast for such period, or (ii) [***] percent of the amount of 500mg formulation of the Product ordered for three consecutive Agreement Months that does not exceed the then-current Volume Forecast for such period; and (b) with respect to the 1000mg Formulation, Depomed’s failure to fill orders from its wholesalers and distributors for the 1000mg Formulation equal to or in excess of (i) [***] percent of the aggregate amount of 1000mg Formulation ordered during any period of six consecutive Agreement Months that does not exceed the then-current Volume Forecast for such period, or (ii) [***] percent of the amount of 1000mg Formulation ordered for twelve consecutive Agreement Months that does not exceed the then-current Volume Forecast for such period; provided, in each case, that (x) any back-up manufacturing rights in favor of Depomed pursuant to any exclusive supply arrangement relating to the applicable formulation of the Product are applicable as a result of such supply failure, and (y) Depomed is not diligently exercising such back-up manufacturing rights.
     Section 1.33 “Depomed Trademarks” means (a) the GlumetzaTM trademark, for which Depomed’s licensor has sought registration for in the United States Patent and Trademark Office, (b) the AcuFormTM trademark, for which Depomed has sought registration for in the United States Patent and Trademark Office, and (c) Depomed®, and, in each case, all related domain names and other trademark related rights. The Depomed Trademarks are attached hereto as Schedule 1.33.
     Section 1.34 “Detail” means an in-person, face-to-face sales presentation of the Product made by a Sales Representative to a Professional, including a P1 Detail, P2 Detail, or P3 Detail.
     Section 1.35 “Educational Programs” means any activities undertaken with respect to the medical education of Professionals and customers regarding the Product and the market or funded by unrestricted educational grants, including educational programs and seminars and continuing medical education materials.
     Section 1.36 “Effective Date” has the meaning set forth in the preamble to this Agreement.
     Section 1.37 “Evaluation Period” has the meaning set forth in Section 13.2.
     Section 1.38 “Executive Officers” means the Chief Operating Officer of Depomed (or, if there is no such officer, its President or Chief Executive Officer) and the Chief Commercial Officer of King (or, if there is no such officer, its President or Chief Executive Officer).
     Section 1.39 “FDA” means the United States Food and Drug Administration or any successor agency performing comparable functions in the Territory.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 1.40 “Final Agreement Quarter” means the period commencing on the first day following the last full Agreement Quarter during the Term and ending on the last day of the Term.
     Section 1.41 “Force Majeure Event” has the meaning set forth in Section 16.6.
     Section 1.42 “GAAP” has the meaning set forth in Section 7.2(c).
     Section 1.43 “Generic Drug Act” has the meaning set forth in Section 9.1(j).
     Section 1.44 “Governmental Authority” shall mean any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or any supranational organization of which any such country is a member, which has competent and binding authority to decide, mandate, regulate, enforce, or otherwise control the activities of the parties contemplated by this Agreement.
     Section 1.45 “Gross Margin” means, for a particular period, (A) Promotion Net Sales for such period minus (B) all BLS Fees and COGS for such period.
     Section 1.46 “Initial Agreement Quarter” means the period commencing on the Effective Date and ending on September 30, 2006.
     Section 1.47 “JAMS” has the meaning set forth in Section 3.5(b).
     Section 1.48 “JCC” has the meaning set forth in Section 3.1.
     Section 1.49 “King” has the meaning set forth in the Preamble to this Agreement.
     Section 1.50 “King CCC” means King’s Copy Clearance Committee.
     Section 1.51 “King Manufacturing Notice” has the meaning set forth in Section 6.6.
     Section 1.52 “King Physician List” means the list of Professionals to whom the King Sales Force presents Details agreed to in writing prior to the Effective Date, as such list may be amended from time to time as part of the Annual Plan or in accordance with Section 4.1(d).
     Section 1.53 “King Sales Force” means the field force of Sales Representatives employed or contracted by King.
     Section 1.54 “King Trademarks” means the trademarks set forth on Schedule 1.54, including the “King Pharmaceuticals” trademark and associated design
     Section 1.55 “Launch Period” means the period beginning on the Effective Date and ending on December 31, 2006.
     Section 1.56 “Launch Plan” means the plan and schedule for the commercial launch of the Product in the Territory during the Launch Period, including the parties’ responsibilities for the activities associated with such commercial launch of the Product, a budget for the activities

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

to be undertaken in connection with such commercial launch (taking into account Advertising/Marketing/Educational Expenses incurred by Depomed prior to the Effective Date), and the parties’ responsibilities for the payment of such budgeted expenses. The initial Launch Plan describing a summary of the plan and schedule for commercial launch is attached hereto as Schedule 1.56, which plan will be amended by the JCC in accordance with Section 4.5.
     Section 1.57 “Launch Promotional Materials” has the meaning set forth in Section 4.4(c).
     Section 1.58 “Legal Requirements” means laws, rules and regulations of any Governmental Authority.
     Section 1.59 “Metformin Product Rights” has the meaning set forth in Section 13.2.
     Section 1.60 “Minimum Sales Force Level” has the meaning set forth in Section 4.3(a).
     Section 1.61 “NDA” means any “new drug application” (as such term is used under the Act) filed or acquired by Depomed or any Affiliate with the FDA with respect to the Product and all subsequent submissions, supplements and amendments thereto, including NDA No. 21-748 filed with the FDA on April 27, 2004 (as such NDA may be amended or supplemented subsequent to the Effective Date).
     Section 1.62 “Negotiation Period” has the meaning set forth in Section 13.2.
     Section 1.63 “Net Sales” means, for any period, the actual gross amount invoiced on sales of Product in the Territory by Depomed, its Affiliates, licensees, sublicensees and assigns to independent, unrelated Third Parties during such period in bona fide arms’ length transactions, less the following deductions, so long as they conform with the requirements of Section 6.4, allowed and taken by Third Parties and not otherwise recovered by or reimbursed to Depomed, its Affiliates, licensees, sublicensees or assigns: (a) freight, insurance (but only insurance with respect to shipping the Product), and other transportation charges to the extent added to the sales price and set forth separately as such on the total amount invoiced; (b) any sales, use, value-added, excise taxes or duties or allowances on the selling price of Product which fall due and are paid as a consequence of such sale; (c) chargebacks, trade, quantity and cash discounts and rebates to the extent customary in the trade, including governmental rebates, in each case, accrued in accordance with GAAP; and (d) allowances or credits, including allowances or credits to customers on account of rejection, defects or returns of the Product or because of a retroactive price reduction, actually taken by customers that are customary in the trade. Net Sales shall not include (a) a sale or transfer to an Affiliate, licensee, sublicensee or assign of King or Depomed or if done for clinical, regulatory or governmental purposes where no consideration is received; but the resale by such Affiliate, licensee, sublicensee or assign of King or Depomed shall be considered a sale of such Product; or (b) a sale to a wholesaler or distributor during the Launch Period in connection with the initial stocking of the Product with respect to which (x) the invoice relating to such sale has not been paid as of the date on which a report setting forth Net Sales for such period is due pursuant to this Agreement, and (y) the wholesaler or distributor has the right to return the Product as of the date on which a report setting forth Net Sales for such period is due pursuant to this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 1.64 “Order” means any award, decision, injunction, judgment, decree, order, ruling, or verdict entered, issued, made, or rendered by any Governmental Authority or by any arbitrator.
     Section 1.65 “P1 Detail” means a Detail where the Product is the first item presented and comprises more than one-half of the presentation time.
     Section 1.66 “P2 Detail” means a Detail where the Product is the second item presented and comprises at least one-third of the presentation time.
     Section 1.67 “P3 Detail” means a Detail where the Product is not the first item presented and comprises at least 15% of the presentation time.
     Section 1.68 “PDE” means a Primary Detail Equivalent, and is equivalent to any of the following: (a) one P1 Detail; (b) two P2 Details; or (c) five P3 Details. Details other than P1 Details, P2 Details and P3 Details will have no effect on any calculation of PDEs.
     Section 1.69 “PDE Cost” means $[***] per PDE.
     Section 1.70 “PDE Minimum” has the meaning set forth in Section 8.2(a)(i).
     Section 1.71 “PDE Shortfall” has the meaning set forth in Section 8.2(a)(i).
     Section 1.72 “PDMA” means the Prescription Drug Marketing Act, as amended, and the rules and regulations promulgated thereunder.
     Section 1.73 “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority.
     Section 1.74 “Prescriber Data” means data provided by a Third Party which measures prescriptions filled for Product (by individual prescriber) in the Territory during a specified time period, from a source mutually agreed in writing by the parties (it being understood that IMS Health Incorporated is a source agreeable to the parties).
     Section 1.75 “Product” means any once-daily oral tablet formulation containing metformin as the sole active pharmaceutical ingredient, including the 1000mg Formulation.
     Section 1.76 “Product Complaints” means any report concerning the quality, purity, quantity, weight, pharmacologic activity, labeling, identity or appearance of the Product.
     Section 1.77 “Professional” means a physician or other health care practitioner who is permitted by law to prescribe Product.
     Section 1.78 “Promote,” “Promotional” and “Promotion” mean, with respect to the Product, any activities undertaken to encourage sales or use of the Product, including Details, product sampling, detail aids, drop-offs, coupons, discount cards, journal advertising, direct mail

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

programs, direct-to-consumer advertising, convention exhibits and all other forms of marketing, advertising, public relations or promotion.
     Section 1.79 “Promotion Commencement Date” has the meaning set forth in Section 4.1(c).
     Section 1.80 “Promotion Fees” has the meaning set forth in Section 7.1(a).
     Section 1.81 “Promotion Net Sales” means Net Sales multiplied by the Promotion Percentage.
     Section 1.82 “Promotion Percentage” means, for a particular period, 100% minus the Depomed Percentage for such period, if any Depomed Net Sales occur in such period.
     Section 1.83 “Promotional Effort” has the meaning set forth in Section 4.1(a).
     Section 1.84 “Promotional Materials” has the meaning set forth in Section 4.4(a).
     Section 1.85 “Proprietary Information” means any proprietary or confidential information communicated from one party to the other in connection or relating to this Agreement, which is identified as confidential or proprietary, or which the other party knows or has reason to know is confidential or proprietary, including the Technology and financial, marketing, business, technical and scientific information or data, information related to King’s compensation of its Sales Representatives, information contained within the Annual Plan and Launch Plan, and the information described in Section 4.6, whether communicated in writing, orally or electronically. Proprietary Information shall not include information that the receiving party can show through written documentation:
     (a) at the time of disclosure, is publicly known;
     (b) after the time of disclosure, becomes part of the public domain, except by breach of an agreement between the disclosing party or any Affiliate thereof and the receiving party or any Affiliate thereof;
     (c) is or was in the possession of the receiving party or any Affiliate thereof at the time of disclosure by the disclosing party and was not acquired directly or indirectly from the disclosing party or any Affiliate thereof or from any other party under an agreement of confidentiality to the disclosing party or any Affiliate thereof; and
     (d) is or was developed by the receiving party or its Affiliates without use of or reference to the other party’s Proprietary Information.
     Section 1.86 “Reconciliation Report” has the meaning set forth in Section 7.5(d).
     Section 1.87 “Regulatory Approval” means any and all consents or other authorizations or approvals required from a Governmental Authority to market and sell the Product in the Territory, but excluding any form of reimbursement approval.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 1.88 “Safety Stock” has the meaning defined in Section 6.1
     Section 1.89 “Sales Representatives” means sales representatives employed by King or Depomed, or a Third Party engaged by King or Depomed, to Promote the Product, who have been trained and equipped to Promote the Product in accordance with this Agreement. In the case of King, Third Parties may only be engaged as Sales Representatives if they are full-time contractors of King, exclusive to King, and carry King’s business card.
     Section 1.90 “Samples” has the meaning set forth in Section 6.5.
     Section 1.91 “Serious Adverse Drug Experience” means any Adverse Drug Experience, including those subject to expedited reporting as defined in the regulations cited below, that is fatal or life-threatening, requires hospitalization or prolongation of existing hospitalization, results in persistent or significant disability or incapacity, is a congenital anomaly/birth defect, or is of comparable medical significance or any other event which would constitute a “serious” Adverse Drug Experience pursuant to the terms of 21 C.F.R. 314.80 or 312.32.
     Section 1.92 “Serious Adverse Drug Experience Report” means any Adverse Drug Experience Report that involves a Serious Adverse Drug Experience.
     Section 1.93 “Standard Cost” means, (a) with respect to COGS, the cost assigned from time to time, but at least annually, by Depomed to use in calculating Gross Margin under Section 7.1(a) for the purpose of facilitating timely reporting of Gross Margin; and, (b) with respect to Samples, the cost assigned from time to time, but at least annually, by Depomed to use in calculating Advertising/Marketing/Educational Expenses pursuant to Section 4.5(e); each determined in accordance with Section 7.2(e).
     Section 1.94 “Subcontracting” means subcontracting or sublicensing a party’s rights or obligations hereunder (a) pursuant to which a Third Party will manufacture the Product; or (b) pursuant to which a Third Party Sales Representative is engaged to Promote the Product. “Subcontractor” means the Third Party with whom the Subcontracting agreement is entered into.
     Section 1.95 “Technology” means all pharmacological, toxicological, preclinical, clinical, technical or other information, data and analysis and know-how relating to the registration, manufacture, packaging, use, marketing and sale of the Product and all proprietary rights relating thereto owned by Depomed or its Affiliates or to which Depomed or its Affiliates has rights so as to be able to license, and relating or pertaining to the Product.
     Section 1.96 “Term” has the meaning set forth in Section 8.1.
     Section 1.97 “Territory” means the United States, including its possessions and Puerto Rico.
     Section 1.98 “Third Party” means any Person other than King or Depomed or their respective Affiliates.
     Section 1.99 “Unit” means a single tablet of the Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 1.100 “United States Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. §§ 101, et seq.
     Section 1.101 “Volume Forecast” has the meaning set forth in Section 6.3.
ARTICLE II
GRANT
     Section 2.1 Grant of Promotion Rights. During the Term, subject to the terms and conditions of this Agreement, Depomed hereby grants to King and its Affiliates and King and its Affiliates hereby accept a co-exclusive right to Promote the Product under the Depomed Trademarks in the Territory together with Depomed and its Affiliates only, on the terms and subject to the conditions set forth herein. Depomed agrees that its and its Affiliates’ right to Promote the Product is limited to the rights set forth in Section 4.9.
     Section 2.2 Sublicense. Except pursuant to Section 16.9 or in connection with the use of Third Party Sales Representatives, King shall not assign, subcontract or otherwise transfer or delegate any of its rights or obligations under this Agreement without the express written consent of Depomed, which consent may be withheld by Depomed in its sole discretion.
     Section 2.3 Limitation on Metformin Promotion. Except as expressly contemplated by this Agreement (including Article XIII hereof) and subject to Section 13.1 hereof, King shall not promote, market or distribute any product containing metformin hydrochloride as the sole active ingredient in the Territory during the Term of this Agreement, other than the Product.
     Section 2.4 Retention of Rights. Depomed retains and shall retain all proprietary and property interests in the Product until the point of sale or, in the case of Samples, until delivered to King as contemplated by Section 6.5. King will not have nor represent that it has any control or proprietary or property interests in the Product, except for the licenses and rights specifically granted hereunder. Except as expressly set forth herein, nothing contained herein shall be deemed to grant King, by implication, a license or other right or interest in any patent, trademark or other similar property of Depomed or its Affiliates, except as may be necessary for King to Promote the Product pursuant to this Agreement or to manufacture the Product in accordance with Section 6.6. Except as expressly set forth herein, nothing contained herein shall be deemed to grant Depomed, by implication, a license or other right or interest in any patent, trademark or other similar property of King or its Affiliates, except as may be necessary for Depomed to Promote the Product pursuant to this Agreement.
ARTICLE III
JOINT COMMERCIALIZATION COMMITTEE
     Section 3.1 Establishment. The parties agree to establish, for the purposes specified herein, a Joint Commercialization Committee (the “JCC”). The parties acknowledge and agree that the JCC does not have the power to amend, modify or waive any of the terms or conditions of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 3.2 Joint Commercialization Committee. The JCC shall be established by the parties and shall be comprised of eight members, four of whom shall be appointed by Depomed and four of whom shall be appointed by King. Each party’s respective initial appointments to the JCC are set forth on Schedule 3.2 hereto. A party may change any of its representatives at any time if a new person is appointed to any of the foregoing positions by giving written notice to the other party. The total number of JCC members may be changed by unanimous vote of the JCC from time to time as appropriate; provided, that the JCC shall in all cases be comprised of an equal number of members from each of Depomed and King. King and Depomed each will designate one representative of such party to serve as co-chairs of the JCC (the “Co-Chairs”). The members appointed to the JCC by each party shall be employees of such party and shall be vested with appropriate decision-making authority and power by such party. The Chief Executive Officers of King and Depomed, the Chief Operating Officer of Depomed, and the Chief Commercial Officer of King shall not be members of the JCC.
     Section 3.3 JCC Responsibilities. Except as otherwise set forth herein, the JCC shall direct all Promotional and marketing activities for the Product hereunder. The responsibilities of the JCC shall be exercised consistent with this Agreement and shall include, but shall not be limited to:
     (a) reviewing and approving modifications to the Launch Plan (provided that no such modification may increase or reduce the Advertising/Marketing/Educational Expenses allocated to the parties under the Launch Plan, or modify any call plan or sampling plan set forth in the Launch Plan, without both parties’ written approval).
     (b) reviewing and approving the Annual Plan as contemplated by Section 4.5, including developing the Advertising/Marketing/Educational Expenses associated with the Promotion activities under the Annual Plan;
     (c) monitoring and reviewing compliance with the Annual Plan and the Launch Plan;
     (d) reviewing and approving any modifications to the Annual Plan to address market or Product-related issues and opportunities (provided that, without the written approval of both parties, such modifications do not (i) result in a decrease of more than 10% of the annual budget set forth in the Annual Plan, or (ii) result in an increase of more than 5% of the Advertising/Marketing/Educational Expenses allocated to either party under the Annual Plan);
     (e) developing Product Promotion strategies and objectives, including Product positioning, messaging and branding, and reviewing and approving all material communications to Third Parties related to commercial matters for the purpose of Promoting the Product;
     (f) monitoring the Depomed Sales Force call plan for coordination with the King Sales Force;
     (g) monitoring advertising placement and market responses, including any post-implementation reviews;
     (h) reviewing and approving any Volume Forecasts and Sample forecasts;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     (i) establishing pricing for the Product, including the timing of any pricing changes;
     (j) reviewing, but not approving, sales incentive compensation for the King Sales Force related to the Product;
     (k) establishing contracting guidelines for the distribution of the Product;
     (l) overseeing the coordination of the parties’ efforts in respect of managed care marketing strategies;
     (m) proposing any new packaging design for the Product (subject to Depomed’s approval, and followed by and subject to applicable FDA and other Legal Requirements);
     (n) reviewing and approving reductions to the King Physician List (provided that, without the approval of both parties, (i) the King Physician List may not be reduced prior to the second anniversary of the Promotion Commencement Date, and (ii) the number of Professionals on the King Physician List may not be decreased such that the number of Professionals on the King Physician List is less than [***]% of the number of Professionals on the King Physician List as of the Effective Date); and
     (o) such other functions as may be mutually agreed upon by the parties from time to time.
For the avoidance of doubt, (i) the JCC shall not have any review or approval rights with respect to any matters relating to the development of the Product and (ii) any decisions of the JCC with respect to matters which relate to Regulatory Approval for the Product shall require Depomed’s prior written consent.
     Section 3.4 Meetings of the JCC. Meetings of the JCC may be called by the Co-Chairs of the JCC from time to time and, upon no less than five days’ notice, shall otherwise be called when requested by a party; provided, however, that meetings of the JCC shall be held on at least a monthly basis during the first six months of the Term, and on at least a quarterly basis thereafter. If possible, the meetings shall be held in person or where appropriate, by video or telephone conference. Unless otherwise agreed, the location of any in-person meetings of the JCC shall alternate between the corporate offices of the parties. The parties shall determine the form of the meetings. Subject to Section 3.5, decisions shall be made unanimously, each party having one (1) vote regardless of the number of representatives present or voting; provided, that no such vote shall be valid unless each party is represented by at least two members either by written proxy or actual presence at the meeting at which the vote is taken. Subject to appropriate confidentiality undertakings where applicable, each party shall have the right, upon written notice to the other party, to have present at JCC meetings additional, non-voting participants (not to exceed ten such participants at any JCC meeting without the consent of the other party). Such additional participants shall not be deemed to be, or have any rights or responsibilities of, a member of the JCC. The parties shall cause their respective representatives on the JCC to use their reasonable efforts to resolve all matters presented to them as expeditiously as possible. The party hosting any meeting shall propose the agenda for the meeting and appoint a secretary to the meeting who shall record the minutes of the meeting. Such minutes shall be circulated to the parties promptly following the meeting for review and comment and for unanimous ratification

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

by both parties. Each party shall bear its own travel and related costs incurred in connection with participation in the JCC.
     Section 3.5 JCC Disputes.
     (a) In the event that the JCC is, after a period of ten days, unable to make a decision due to a lack of required unanimity, either party may submit the matter being considered to the Executive Officers for a joint decision. In such event, either Co-Chair of the JCC, by written notice to the other party, shall formally request the dispute be resolved by the Executive Officers, specifying the nature of the dispute with sufficient detail to permit adequate consideration by the Executive Officers. The Executive Officers shall diligently and in good faith attempt to resolve the referred dispute expeditiously and, in any event, within fifteen days of receiving such written notification.
     (b) In the event that the Executive Officers are unable to reach a resolution of any referred dispute after good faith negotiations during the fifteen-day period referred to in Section 3.5(a) above and in the event such dispute is not related to compliance with this Agreement, regulatory matters, or the validity, breach or interpretation of this Agreement, either party may commence mediation within fifteen days after the conclusion of such fifteen-day period by providing to the other party a written request for non-binding mediation, setting forth the subject of the dispute and the relief requested (a “Mediation Notice”). The parties will cooperate with Judicial Arbitration and Mediation Services (“JAMS”) and with one another in selecting a mediator from JAMS’ panel of neutrals, and in scheduling the mediation proceedings. The parties shall endeavor to conclude any mediation under this Section 3.5 within thirty days after delivery by either party of Mediation Notice. The parties covenant that they will participate in the mediation in good faith and that they will share equally in its costs; provided that each party will be responsible for its own attorney’s fees. Either party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or thirty days after delivery of the Mediation Notice, whichever occurs first.
     (c) Any disputes referred to the Executive Officers for resolution pursuant to this Section 3.5 shall not be subject to any dispute resolution mechanism or procedure other than pursuant to this Section 3.5.
ARTICLE IV
PRODUCT PROMOTION
     Section 4.1 Product Promotion.
     (a) Subject to applicable Legal Requirements, as well as the provisions of this Agreement, King shall, from and after the Promotion Commencement Date, at its sole expense, use commercially reasonable efforts to Promote the Product within the Territory in accordance with the Launch Plan or Annual Plan (the “Promotional Effort”). For purposes of the preceding sentence, King’s commercially reasonable efforts shall mean, until [***], at least the same

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

degree of effort (including with respect to the reach and frequency of Details) that King would use for the Promotion of any of King’s products that are promoted in the [***], are of a similar market size and patent life, and represent a similar commercial opportunity; thereafter, King will apply the same standard, except that it may fulfill its obligations by Promoting the Product in the [***]. All statements, core selling messages and materials to be utilized by King to Promote the Product shall be consistent in all material respects with the Annual Plan and the Launch Plan. King will cause the King Sales Force and King employees and agents acting on King’s behalf to comply with this Agreement and all applicable Legal Requirements in connection with the Promotion of the Product. It is understood, and King agrees, that it will be accountable for the acts or omissions of the King Sales Force and its employees and agents to the extent such acts or omissions fail to comply with King’s obligations under this Agreement.
     (b) From and after the Promotion Commencement Date, King shall perform at least [***] PDEs per calendar year, with such amount prorated over the initial and final calendar years of the Term if either such year is a partial year. In fulfilling its obligations under this Section 4.1(b), King will perform [***], as follows: King will perform no less than an average of [***], with such reach and frequency as the JCC determines as part of the Annual Plan each year. The determination of the [***] will be based on [***] used by King with respect to [***]; provided that the [***] by King will be [***] will be deemed the [***] Notwithstanding the foregoing, the parties acknowledge and agree that during the first month following the Commencement Date, King will be building its Promotional Efforts.
     (c) King shall commence (the date of such commencement, the “Promotion Commencement Date”) Promotion (including Details by the King Sales Force) of the Product in accordance with this Agreement and the performance of the other obligations contained herein that are required to be performed from and after the Promotion Commencement Date as soon as practicable following the date hereof, but no later than September 5, 2006, or as soon thereafter as the Product (including Samples) is available in commercial quantities reasonably adequate to support the commercial launch of the Product in the Territory. The parties agree to cooperate with each other in good faith in furtherance of the preceding sentence.
     (d) Any Professional on the King Physician List who does not receive [***] Detail prior to the end of the Launch Period will be removed from the King Physician List at the end of the Launch Period. From time to time, King may Promote the Product to Professionals who are not on the King Physician List or the Depomed Physician List. At such time as King conducts [***] Details to any such Professional during a six-month period, such Professional will automatically be added to the King Physician List.
     Section 4.2 Representations to Customers. King will not make any false or misleading representations to Professionals, customers or others regarding Depomed or the Product and will not make any representations, warranties or guarantees with respect to the specifications, features or capabilities of the Product that are not consistent with the applicable then-current FDA approved labeling, package insert or other documentation accompanying or describing the Product, including Depomed’s standard limited warranty and disclaimers. King agrees to undertake timely and complete corrective action for any deviations from this Section 4.2, subject to discussion and review by Depomed’s regulatory affairs and quality assurance department.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 4.3 Staffing; Training.
     (a) King agrees that from and after the Promotion Commencement Date, the King Sales Force will be staffed with at least [***] full-time Sales Representatives (subject to vacancies consistent with average vacancy rate experienced by King across its total sales force) who are actively promoting the Product in accordance with the Launch Plan or Annual Plan (the “Minimum Sales Force Level”); provided that King may meet such requirement to actively promote the Product by promoting the Product through P2 Details and P3 Details. Throughout the remainder of the Term, King shall use its commercially reasonable efforts to ensure that the number of Sales Representatives comprising the King Sales Force meets or exceeds the Minimum Sales Force Level, including by promptly filling all vacant positions in the King Sales Force resulting from resignations or terminations.
     (b) King shall be solely responsible for all costs and expenses of compensating its Sales Representatives. Consistent with applicable Legal Requirements, King shall pay incentive compensation to its Sales Representatives with respect to the Product in accordance with King’s incentive compensation plan for King’s own products; it being understood that, (i) through [***], King shall determine the target incentive payment for the Product in a manner consistent with the way in which King determines the target incentive payment for pharmaceutical drug products that are promoted in the [***], are of a similar market size and patent life, and represent a similar commercial opportunity; and (ii) thereafter, King shall determine the target incentive payment for the Product in a manner consistent with the way in which King determines the target incentive payment for pharmaceutical drug products promoted by King that are of a similar market size and patent life, and represent a similar commercial opportunity. King shall notify its Sales Representatives prior to the Promotion Commencement Date, or coinciding with the launch of the Product and consistent with its procedures for King’s other products, of the total potential incentive compensation for the Product. Promptly after the adoption by King of an incentive compensation payment plan with respect to the Product pursuant to this Agreement and any material amendments thereto, King shall provide to Depomed [***] for the Product pursuant to such plan.
     (c) Depomed shall make available to King any training materials created by Depomed prior to the Effective Date at Depomed’s out-of-pocket cost for such materials. In consultation with Depomed, King shall develop, [***], training materials for its Sales Representatives in other media or forms provided that such materials shall be subject to Depomed’s review as Promotional Materials as provided in Section 4.4. King shall, at its own expense prior to the Promotion Commencement Date, train its Sales Representatives using such training materials, the other Promotional Materials and such programs as King shall deem appropriate that are in compliance with King’s obligations hereunder and all other Legal Requirements and that have been approved by the JCC. Such programs shall include training with respect to reporting Adverse Drug Experiences and technical complaints. After the initial training, King shall periodically provide additional training to each of its Sales Representative, and shall update its training materials as appropriate in connection with such additional training, in accordance with this Section 4.3.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 4.4 Promotional Materials; Educational Materials.
     (a) Subject to Sections 4.4(b), 4.4(c) and 4.9, King shall, [***], create, develop, produce or otherwise obtain, and utilize sales, promotional, advertising, marketing, educational and training materials (“Promotional Materials”) which are necessary to support fully the Promotional Effort for the Product. Such Promotional Materials may include, by way of example, detailing aids; leave items; journal advertising; educational programs; formulary binders; appropriate reprints and reprint carriers; product monographs; patient support kits; convention exhibit materials; direct mail; market research survey and analysis; training materials; and scripts for telemarketing and teleconferences. All Promotional Materials used by the King Sales Force or bearing the King Trademarks will be subject to the review and approval of the King CCC. All Promotional Materials developed by King hereunder shall prominently display such Depomed Trademark(s) as shall be specified by Depomed to King following its review of the applicable prototype in accordance with Section 4.4(b).
     (b) Prior to the use thereof, King shall provide to Depomed a prototype of any Promotional Materials created by King for review. Depomed shall notify King of any objections it has to such prototype and the basis therefor as soon as reasonably practicable, but no later than ten business days following its receipt thereof (five business days during the Launch Period). King shall modify such Promotional Materials to the extent necessary to resolve any objections made by Depomed to such Promotional Materials on the grounds that such Promotional Materials are inconsistent with any Legal Requirements or this Agreement and shall in good faith consider and address any of Depomed’s other objections. The final version of the Promotional Materials approved by the King CCC shall be provided to Depomed for its review and approval to confirm their consistency with the prototype approved by Depomed and the resolution of Depomed’s objections in accordance with this Section 4.4(b), which review and approval shall occur, as soon as reasonably practicable, but no later than ten business days (five business days during the Launch Period) following its receipt by Depomed. Upon approval, the Promotional Materials may be produced in quantity, and King shall provide Depomed with the requisite number of copies of the final printed form in a timely manner so as to allow Depomed to satisfy its obligation to file such materials with the FDA prior to the first use of the Promotional Materials, and Depomed will make such filing with the FDA within five business days of its receipt of such copies.
     (c) Notwithstanding the provisions of Section 4.4(a), Depomed shall maintain responsibility for the creation and development of Promotional Materials to be utilized in connection with the commercial launch of the Product (the “Launch Promotional Materials”). Depomed shall provide to King prototypes of all Launch Promotional Materials for the review and approval of the King CCC. King shall notify Depomed of any objections it has to such prototype and the basis therefor within five business days following its receipt thereof. Depomed shall modify such Promotional Materials to the extent necessary to resolve any objections made by King to such Promotional Materials on the grounds that such Promotional Materials are inconsistent with any Legal Requirements or this Agreement, and shall in good faith consider and endeavor to resolve and address any of King’s other objections. The final version of the Launch Promotional Materials shall be provided to King for the review and approval of the King CCC to confirm their consistency with the prototype approved by King and the resolution of King’s objections in accordance with this Section 4.4(c), which review and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

approval shall occur, as soon as reasonably practicable, but no later than five business days following its receipt by Depomed. On or prior to the Promotion Commencement Date, Depomed shall deliver to King all King-approved Launch Promotional Materials created by Depomed in its inventory, less a reasonable amount thereof necessary to support Promotion efforts undertaken by Depomed. The Launch Promotional Materials supplied to King under this Section 4.4(c) shall be delivered to a single location specified by King in writing prior to such delivery. Depomed hereby grants to King the non-exclusive right, during the Term, to use the Launch Promotional Materials supplied to King pursuant to this Section 4.4(c) in the performance of its obligations under this Agreement.
     (d) Depomed shall own all copyrights to all Promotional Materials that are created during the Term of this Agreement in connection with the Promotion of the Product. King shall use commercially reasonable efforts consistent with accepted business practices to obtain such assignments from the authors and creators of such materials as may be necessary to vest ownership of the copyright in Depomed. Depomed shall, and does hereby, grant to King a royalty-free license to use and reproduce such materials solely in conjunction with its Promotion of the Product pursuant to this Agreement, which license shall not be assignable or transferable by King, except in accordance with the terms of Section 2.2.
     (e) All written materials relating to Educational Programs that are funded using Advertising/Marketing/Educational Expenses shall identify both Depomed and King as sponsors of such Educational Programs, unless otherwise agreed by the JCC.
     Section 4.5 Launch Plan; Annual Plan; Promotion Expenses.
     (a) The JCC shall use all reasonable efforts to refine the Launch Plan prior to the Promotion Commencement Date in order to set forth in detail the parties’ responsibilities during the Launch Period, incorporating the components of an Annual Plan set forth in Section 4.5(b) below.
     (b) On or prior to September 1 of the preceding calendar year with respect to each calendar year during the Term beginning with the 2007 calendar year, King shall develop an annual commercialization plan (the “Annual Plan”) and submit the Annual Plan to the JCC for review and approval; provided that the Annual Plan for the 2007 calendar year will be developed on or prior to December 1, 2006. The Annual Plan shall set forth the manner in which the Product is to be Promoted and commercialized during the period to which the Annual Plan relates and shall include, at a minimum:
     (i) the anticipated number of quarterly and annual Details (including P1 Details, P2 Details and P3 Details) to be provided by the King Sales Force;
     (ii) the King Physician List;
     (iii) Product positioning, strategy and tactics with supporting advertising and promotional activity to be undertaken, including all material communications to Third Parties related to commercial matters for the purpose of Promoting the Product;
     (iv) any training and/or sampling programs to be conducted;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     (v) medical education programs to be conducted;
     (vi) planned public relations activities;
     (vii) Product production forecasts;
     (viii) Sample forecasts and delivery schedules;
     (ix) pricing and contracting strategies;
     (x) format and quantity of sales, marketing and educational materials;
     (xi) managed health care strategies and tactics;
     (xii) customer targets;
     (xiii) Product manufacturing and distribution;
     (xiv) post-marketing clinical studies that Depomed, in its sole discretion, decides to conduct; and
     (xv) a detailed, itemized budget for all costs and expenses associated with the activities to be undertaken pursuant to the Annual Plan (including all Advertising/Marketing/Educational Expenses), and the allocation of such costs and expenses between the parties.
     (c) The JCC shall use all reasonable efforts to approve the Annual Plan not later than November 1 of each preceding calendar year; provided that the Annual Plan for the 2007 calendar year will be approved no later than January 1, 2007. The Annual Plan for 2007 shall incorporate tasks, activities and responsibilities in addition to any tasks, activities and responsibilities in the Launch Plan. The JCC shall endeavor to ensure the parties there are no tasks, activities or responsibilities in the Launch Plan inconsistent with those set forth in the Annual Plan for 2007.
     (d) Each party shall use its commercially reasonable efforts to perform all tasks, responsibilities and activities for which it is responsible under the Launch Plan and the Annual Plan. Neither party shall have any obligation to incur Advertising/Marketing/Educational Expenses in excess of those set forth in the Annual Plan; provided, that King shall be responsible for any and all costs and expenses associated with creating and approving any new Product packaging design proposed by King (and such costs and expenses shall be in addition to King’s Advertising/Marketing/Educational Expenses). Furthermore, except to the extent the JCC has approved any payment in accordance with this Agreement, including approval as part of an Annual Plan, or except for a party’s obligation to pay its portion of the Advertising/Marketing/Educational Expenses described in Section 4.5(e) below, neither party shall (i) be obligated to incur any costs or expend any funds that have not been approved by such party or (ii) have the authority to cause the other party to incur any costs or expend any funds that have not been approved by such other party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     (e) All Advertising/Marketing/Educational Expenses incurred by a party on and after the Effective Date (and such expenses incurred prior to the Effective Date as are specifically set forth in the Launch Plan attached hereto as Schedule 1.56) shall be allocated between the parties according to the following percentages: [***]% will be allocated to King and [***]% will be allocated to Depomed; provided that the first $[***] of Advertising/Marketing/Educational Expenses set forth in the Launch Plan is allocated to, and shall be paid by, Depomed and the next $[***] of Advertising/Marketing/Educational Expenses set forth in the Launch Plan is allocated to, and shall be paid by, King. Without the prior written consent of each party, the aggregate Advertising/Marketing/Educational Expenses to be incurred by the parties each calendar year during the Term shall be as set forth on Schedule 4.5. With the prior written consent of each party, the JCC may increase or decrease the Advertising/Marketing/Educational Expenses above those amounts set forth on such schedule.
     (f) Each party will bear its own operating expenses associated with the Product and Promotion thereof, including all personnel, general and administrative and overhead costs. King will bear all King Sales Force expenses, and Depomed will bear all Depomed Sales Force expenses. Depomed will bear all costs associated with maintaining and continuing all Regulatory Approvals of the Product in the Territory, including all costs associated with Adverse Drug Experience reporting and all clinical and regulatory requirements.
     Section 4.6 King Promotion Reports. Within thirty (30) days following the end of each Agreement Quarter, King shall provide the JCC with a status report, which report will summarize King’s Promotional activities pursuant to this Agreement for such prior Agreement Quarter and on a calendar year-to-date basis, including, to the extent King customarily creates the following reports for King’s other products which are promoted by or on behalf of King: (a) the number of P1, P2 and P3 Details made and recorded by King’s standard record keeping procedures; (b) the names and addresses of the Professionals called upon; (c) the percentage of Professionals Detailed who were provided with Samples; (d) the average number of such Samples delivered on each Detail; (e) a breakdown of all information required to be contained in each report on an aggregate basis; (f) any Professionals added to the King Physician List during such quarter; and (g) such other information as may be required in the then-current Annual Plan.
     Section 4.7 Medical Inquiries. The parties acknowledge that each may receive requests for medical information concerning the Product from members of the medical and paramedical professions and consumers regarding the Product. If such requests come from a Professional on the King Physician List or are otherwise received by King, the request will be handled by King’s medical department. The King medical department will submit all form letters to the Depomed’s development department for approval prior to use. King will comply with direction provided by Depomed as to the content of any such letters or communications. Depomed shall be responsible for responding to such requests that do not come from Professionals on the King Physician List or are not otherwise received by King, which responses shall be in compliance with all applicable Legal Requirements and the NDA. The parties shall use the same form of letter or communication for all such responses to Professionals and consumers. Each party shall promptly provide the other party with (i) copies of all written materials and (ii) written summaries of all oral advice, provided by such party in response to such inquiries.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 4.8 Trademarks.
     (a) The “Depomed” trademark must appear on all Promotional Material that makes reference to the Product. The “AcuForm” trademark must appear on all Promotional Materials that make reference to the “AcuForm” drug delivery technology incorporated into the Product. Depomed hereby grants to King a non-assignable, non-sublicensable, non-exclusive, royalty-free right and license to use the Depomed Trademarks in the Territory solely in connection with King’s Promotion of the Product in accordance with this Agreement; provided King may assign and sublicense such right and license in accordance with Section 2.2. Such license shall expire immediately upon the expiration or termination of this Agreement. Subject to this Section 4.8 and to applicable Legal Requirements, King shall have the right to use the King Trademarks, and include the name “King” or any variation thereof on the Promotional Materials developed by King; provided, that such King Trademarks shall not appear in such Promotional Materials in greater prominence or in greater frequency than the Depomed Trademark(s). In addition, the JCC will discuss including the King Trademarks, in equal prominence to the Depomed Trademarks and in accordance with all Legal Requirements, on all packaging for Samples distributed by the King Sales Force, with determination as to including such marks being based on the timing for implementing such change and the costs associated therewith, with all costs associated with creating and approving new packaging borne by King in accordance with Section 4.5(d). King recognizes Depomed’s title to the Depomed Trademarks, and shall not at any time, during or after the Term, do or knowingly suffer to be done any act or thing which will in any way impair the rights of Depomed in or to the Depomed Trademarks. King acknowledges and agrees that it shall not acquire and shall not claim any title to the Depomed Trademarks adverse to Depomed by virtue of the rights granted under this Agreement or through King’s use of the Depomed Trademarks, it being the intention of the parties that all goodwill and improved reputation generated by King and use of the Depomed Trademarks shall inure to the benefit of Depomed.
     (b) King hereby grants to Depomed a non-assignable, non-sublicensable (except to any Third Party acting as the Depomed Sales Force), non-exclusive, royalty-free right and license to use the King Trademarks in the Territory solely in connection with Depomed’s Promotion of the Product. Such license shall expire immediately upon the expiration or termination of this Agreement. Subject to this Section 4.8 and to applicable Legal Requirements, Depomed shall have the right to use Depomed Trademarks, and include the name “Depomed,” “AcuForm,” or any variation thereof on the Promotional Materials developed by Depomed in accordance with this Agreement. Depomed recognizes King’s title to the King Trademarks, and shall not at any time, during or after the Term, do or knowingly suffer to be done any act or thing which will in any way impair the rights of King in or to the King Trademarks. Depomed shall not be obligated to use the King Trademarks in the Depomed Promotional Materials. Depomed acknowledges and agrees that it shall not acquire and shall not claim any title to the King Trademarks adverse to King by virtue of the rights granted under this Agreement or through Depomed’s use of the King Trademarks, it being the intention of the parties that all goodwill and improved reputation generated by Depomed and use of the King Trademarks shall inure to the benefit of King.
     (c) Each of King with respect to its use of the Depomed Trademarks and Depomed with respect to its use of the King Trademarks will maintain quality standards for all of its uses
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

of the trademarks of the other party in connection with the Promotion of the Product that are substantially equivalent to those standards used by the owner of such trademarks in connection with pharmaceutical products. Subject to the foregoing and to the other provisions of this Agreement, each party acknowledges and agrees that the owner or licensee of the trademark has the right, at any time, to modify or supplement such quality standards and that the licensee or sublicensee must implement such new standards or changes following receipt of notice of such additions or changes; provided that the licensor agrees to bear all reasonable costs associated with such modifications and supplements. Compliance with this Section 4.8(c) shall be determined pursuant to the Promotional Material and Depomed Promotional Materials review and approval procedures set forth in Sections 4.4(b) and 4.9(e), as applicable.
     Section 4.9 Promotion by Depomed.
     (a) At Depomed’s option, it may, but is not obligated to, have the Depomed Sales Force Promote the Product directly to Professionals who are (i) not on the King Physician List or (ii) are on the King Physician List but did not receive at least [***] Details in the four most complete Agreement Quarters following the Promotion Commencement Date (or, if Depomed desires to commence Details prior to March 31, 2008, at least [***] Details during the two Agreement Quarters on which the Baseline Percentage is determined). If Depomed desires to use the Depomed Sales Force for this purpose, it will inform King at least 90 days in advance of the commencement of Details by the Depomed Sales Force and provide King with the Depomed Physician List. During such 90-day period, King will be entitled to review the Depomed Physician List and confirm that such list does not contain any Professionals that are not, as of the date of King’s receipt of the Depomed Physician List, eligible for inclusion on the Depomed Physician List. Following creation of the initial Depomed Physician List, from time to time but not more than two times per calendar year, Depomed may add Professionals to the Depomed Physician List pursuant to the procedure set forth above, so long as Depomed has conducted at least [***] Details to such Professional during the six-month period immediately prior to being added. Following the addition of such Professionals to the Depomed Physician List, the Baseline Percentage shall be adjusted to reflect prescriptions written by any such Professionals by adding to the then-current Baseline Percentage the quotient obtained by dividing (x) [***] prior to Depomed’s commencement of providing Details to such Professionals, by (y) [***], based on Prescriber Data for such two complete Agreement Quarters.
     (b) Depomed will submit to the JCC a call plan setting forth the Details to be performed by the Depomed Sales Force. Such call plan may be taken into account in developing the Annual Plan. Any Professional on the Depomed Physician List who does not receive at least [***] Details in each full calendar year following the commencement of Promotion of the Product by the Depomed Sales Force will be excluded from the Depomed Physician List in subsequent calendar years for purposes of calculating Depomed Net Sales, and for purposes of calculating the Baseline Percentage.
     (c) During any period in which the Depomed Sales Force is making Details, efforts will be made at the local level to coordinate the Details by the Depomed Sales Force with Details by the King Sales Force to ensure the most effective coverage of the target audiences and to minimize non-productive efforts. Depomed will provide the JCC with such information related to Depomed’s promotion activities as is reasonably necessary to assist in such efforts.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     (d) All Details made by the Depomed Sales Force will be reported to King. Such reports by Depomed will be made in the same manner as King’s Details under Section 4.6 (to the extent Depomed customarily creates such reports for Depomed’s other products which are promoted by or on behalf of Depomed).
     (e) Depomed may purchase from King, [***], copies of any Promotional Materials created by King for use by the Depomed Sales Force. Upon Depomed’s request, King will provide to Depomed electronic copies of Promotional Materials created by or for King, which Promotional Materials may be modified for use by Depomed; provided that any modification must be approved in the same manner as approval of Depomed Promotional Materials (as defined below). King [***] for such Promotional Materials. Depomed may also create and develop its own Promotional Materials for use by the Depomed Sales Force (“Depomed Promotional Materials”). Prior to the use thereof, Depomed shall provide to the JCC a prototype of any Depomed Promotional Materials. The JCC may review such prototype for consistency with Legal Requirements and the Product positioning and messaging reflected in the then-current Annual Plan. If the JCC notifies Depomed within 10 business days after receipt of a prototype that is objects to such prototype on the grounds that it is inconsistent with the Product positioning and messaging reflected in the then current Annual Plan, Depomed shall modify such Depomed Promotional Materials to the extent necessary to resolve any objections made by the JCC to such Depomed Promotional Materials on such grounds. In addition, Depomed shall in good faith consider any other objections the JCC may have to any Depomed Promotional Materials. The Depomed Promotional Materials will not contain any King Trademark unless such materials are subject to the review and approval of the King CCC. King may purchase from Depomed, [***], copies of any Depomed Promotional Materials. Upon King’s request, Depomed will provide to King electronic copies of Depomed Promotional Materials created by or for Depomed, which Depomed Promotional Materials may be modified for use by King; provided that any modification must be approved in the same manner as approval of Promotional Materials.
     (f) Depomed may purchase from King, [***], copies of training materials developed by King related to the Product for use by Depomed in the training of the Depomed Sales Force. Depomed shall be responsible for training of the Depomed Sales Force, and may, at its own expense, develop training materials for the Depomed Sales Force in other media or forms, provided that such materials shall be subject to King’s review as Depomed Promotional Materials as provided in Section 4.9(e). Depomed shall, at its own expense, train the Depomed Sales Force using such training materials, the other Promotional Materials and Depomed Training Materials and such programs as Depomed shall deem appropriate that are in compliance with Depomed’s obligations hereunder. Such programs shall include training with respect to reporting Adverse Drug Experiences and technical complaints. After the initial training, Depomed shall periodically provide additional training to each Sales Representative, and shall update its training materials as appropriate in connection with such additional training, in accordance with this Section 4.9(f).
     (g) [***] Depomed’s costs or expenses related to any activities of the Depomed Sales Force, including costs for Depomed Promotional Materials, training or training materials or the purchase from King of Promotional Materials for the Depomed Sales Force, will be included in Advertising/Marketing/Educational Expenses or be reimbursable by King.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     (h) It is understood, and Depomed agrees, that it will be accountable for the acts or omissions of its employees and agents to the extent such acts or omissions fail to comply with Depomed’s obligations under this Agreement.
ARTICLE V
CLINICAL AND REGULATORY AFFAIRS; DEVELOPMENT
     Section 5.1 Regulatory Approvals. Depomed shall use commercially reasonable efforts to maintain and continue all Regulatory Approvals currently in effect for the Product. King agrees that all Regulatory Approvals, applications therefor and any other submissions to a Governmental Authority with respect to the Product shall be in the name of, and shall be owned by, Depomed or its designee.
     Section 5.2 Compliance with Regulatory Requirements. Unless otherwise required by law or expressly required by this Agreement, Depomed will retain exclusive authority over and responsibility for complying with all regulatory requirements and maintaining all contacts with Governmental Authorities with respect to the Product, including maintaining and updating of the NDA, the development and submission of applications for new indications, the reporting of any adverse drug reactions to the FDA, the compliance of Promotional Materials with FDA rules and regulations and the filing of Promotional Materials with the FDA.
     Section 5.3 Compliance. In performing its duties hereunder, each party shall, and shall cause the King Sales Force or Depomed Sales Force, as applicable, and its employees and agents to, comply with all Legal Requirements, including the FDA’s regulations and guidelines concerning the advertising of prescription drug products, DDMAC’s promotional guidelines, the Department of Health and Human Services Office of the Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers, the American Medical Association’s Guidelines on Gifts to Physicians, the PhRMA Code on Interactions with Healthcare Providers, the Prescription Drug Marketing Act of 1987, as amended, and the rules and regulations promulgated thereunder, the ACCME Standards for Commercial Support of Continuing Medical Education, equal employment, non-discrimination and federal and state anti-kickback Legal Requirements, Legal Requirements with respect to submission of false claims to governmental or private health care payors, and all industry and professional standards, which may be applicable to the activities (including the warehousing, handling and distribution of Samples) to be performed by such party hereunder. None of King, Depomed, the King Sales Force, the Depomed Sales Force and either party’s employees and agents shall offer, pay, solicit or receive any remuneration to or from Professionals in order to induce referrals of or purchase of the Product. The King Sales Force and the Depomed Sales Force shall have no direct contact with, nor shall the King Sales Force or the Depomed Sales Force be involved with the delivery of Product to patients, other than delivery of Samples directly to Professionals authorized to prescribe the Product. The King Sales Force and the Depomed Sales Force shall be trained in connection with compliance with Sec. 1128B(b) of the Social Security Act and the AMA Guidelines on Gifts to Physicians from Industry prior to engaging in Promotion of the Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 5.4 Communications with Regulatory Authorities.
     (a) All communications with Government Authorities concerning the Product shall be the sole responsibility of Depomed. Depomed shall within two business days provide King with copies of all such communications (including summaries of all relevant verbal communications) related to Promotional Materials and Serious Adverse Drug Experiences (except that routine communications as to such matters (e.g., FDA 2253 correspondence) may be forwarded to King within 5 business days). Depomed will consult with King concerning adverse drug reaction reporting to the FDA that Depomed reasonably considers to be significant to the Product, including regulatory responses to follow up inquiries regarding adverse drug reactions. Depomed will provide to King a copy of all draft responses related to such matters as soon as practicable, and will endeavor to provide them at least five business days in advance of their submission (to the extent allowable under Legal Requirements), and will consider in good faith any comments provided to Depomed by King.
     (b) King shall not, without the consent of Depomed or unless so required by Legal Requirements (and then only pursuant to the terms of this Section 5.4, unless this Section 5.4 is inconsistent with Legal Requirements), correspond or communicate with the FDA or with any other Governmental Authority, whether within the Territory or otherwise, concerning the Product, or otherwise take any action concerning any Regulatory Approval under which the Product is sold or any application for Regulatory Approval of the Product; provided that during the Term, King shall have the right to communicate with the FDA or any other Governmental Authority regarding the Product if such communication is necessary to comply with the terms of this Agreement or any Legal Requirement, or if King made a request of such agency to communicate with Depomed instead, and such Governmental Authority denied such request (in any such case, King shall give Depomed notice as soon as reasonably practicable of such communication and, to the extent practicable, Depomed shall be permitted to accompany King, take part in any such communications and receive copies of all such communications). King shall, immediately upon receipt of any communication from the FDA or from any other Governmental Authority relating to the Product, forward a copy of the same to Depomed and respond to all inquiries by Depomed relating thereto. If King is required by law to communicate with the FDA or with any other Governmental Authority relating to the Product, then King shall so advise Depomed immediately (within one business day) and provide Depomed in advance with a copy of any proposed written communication, or a written summary of any proposed oral communication with the FDA or any other Governmental Authority. King shall comply with any and all reasonable direction of Depomed concerning any meeting or written or oral communication with the FDA or any other Governmental Authority relating to the Product unless otherwise required by Legal Requirements.
     Section 5.5 Product Complaints. King shall refer any oral or written Product Complaints which it receives concerning the Product to Depomed within four calendar days of its receipt thereof; provided, that all complaints concerning suspected or actual Product tampering, contamination or mix-up shall be delivered within twenty-four hours of its receipt thereof. King shall not take any other action in respect of any such complaint without the consent of Depomed unless otherwise required by Legal Requirements. If requested by Depomed, King will collaborate with Depomed to resolve any Product Complaints. All Product Complaints shall be directed to the attention of Depomed’s Vice President, Regulatory Affairs, at

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Depomed’s address set forth in Section 14.1. Depomed shall provide King with a summary of all Product Complaints received by Depomed within ten business days of its receipt thereof.
     Section 5.6 Adverse Drug Experience Reports.
     (a) Each party shall notify the other: (i) of all Serious Adverse Drug Experience Reports within forty-eight (48) hours of the time such Serious Adverse Drug Experience Report becomes known to such party (including its employees); and (ii) of all Adverse Drug Experience Reports within five (5) calendar days of the time such Adverse Drug Experience Report becomes known to such party (including its employees).
     (b) Except as may otherwise be required by Legal Requirements, (i) King shall not disclose any information concerning Adverse Drug Experience Reports or Serious Adverse Drug Experience Reports to any Person or Governmental Authority without the prior consent of Depomed; and (ii) Depomed shall have the sole discretion to determine whether any Product Complaint, Adverse Drug Experience Report or Serious Adverse Drug Experience Report must be reported to the FDA or any other Governmental Authority.
     (c) All follow-up investigations concerning Adverse Drug Experience Reports and Serious Adverse Drug Experience Reports shall be conducted by Depomed; provided that King shall have the right to participate in such investigations upon its request. King shall provide all reasonable cooperation with any such follow-up investigation as may be requested by Depomed from time to time.
     Section 5.7 Recalls or Other Corrective Action. Depomed shall have sole responsibility for and shall make all decisions with respect to any recall (including recall of packaging and promotion materials), market withdrawals or any other corrective action related to the Product. Depomed shall promptly notify King of any such actions taken by Depomed, including all actions that are reasonably likely to result in a material adverse effect on the marketability of the Product in the Territory. At Depomed’s request, King shall provide assistance to Depomed in conducting such recall, market withdrawal or other corrective action (including retrieving Samples distributed by the King Sales Force to Professionals). With respect to any recall, market withdrawal or corrective action initiated by Depomed as a result of Depomed becoming aware of any manufacturing defect in Product (other than Product manufactured by King in accordance with Section 6.6), Depomed shall reimburse King for its reasonable, documented, direct, out-of-pocket costs incurred in connection with participating in such recall, market withdrawal or other corrective action provided that King’s breach of its obligations hereunder is not a material cause of the recall, market withdrawal or other corrective action. Except as set forth above, Depomed shall be under no liability whatsoever to compensate King or make any other payment to King for any decision to recall, initiate a market withdrawal or take any other corrective action with respect to the Product.
     Section 5.8 Assistance. Each party agrees to provide to the other all reasonable assistance and take all actions reasonably requested by the other party that are necessary to enable the other party to comply with any Legal Requirement applicable to the Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ARTICLE VI
MANUFACTURING AND SUPPLY; SALES; PRICING; 1000MG FORMULATION
     Section 6.1 Obligations of Depomed. In accordance with the provisions of this Agreement and all applicable Legal Requirements, Depomed shall, at its cost and expense, use reasonable best efforts to perform or cause to be performed all Product manufacture, labeling, packaging, warehousing, distribution and return, order entry, customer services and all other activities to supply and distribute the Product in the Territory in order to fill orders for Product conforming to the then-current Volume Forecast in a timely and efficient manner. From and after the completion of the sixth full calendar month following the Promotion Commencement Date, Depomed shall use commercially reasonable efforts to maintain at least one month’s safety stock of Product (“Safety Stock”) to address unanticipated changes in demand for the Product (calculated on the basis of the Volume Forecast contained in the then-current Annual Plan).
     Section 6.2 Manufacturing Activities. The Product, including all Samples, to be manufactured by or for Depomed for sale in the Territory shall be manufactured to meet applicable specifications for the Product in accordance with the NDA, cGMP and in compliance with all other applicable Legal Requirements.
     Section 6.3 Volume Forecasts. At least 30 days prior to the beginning of each Agreement Quarter ending after the Promotion Commencement Date, King shall submit to the JCC a written forecast by month of the number of Units of Product expected to be sold in the Territory during the twelve (12) month period beginning with such Agreement Quarter, which forecast shall be prepared by King in good faith. In order to assist King in developing such forecasts, Depomed shall give King trade wholesaler stocking levels information within ten days following the beginning of each Agreement Quarter ending after the Promotion Commencement Date (or, if later, within two business days after such information becomes available to Depomed). The JCC shall review and discuss such forecast and shall make such modifications thereto as may be necessary for such forecast to be unanimously approved by the JCC and to be consistent with the forecasting and purchasing provisions of Depomed’s Third Party supply agreement relating to the Product (as so modified and approved for the applicable twelve (12) month period, the “Volume Forecast”). Depomed shall use reasonable best efforts to manufacture and distribute, or cause to be manufactured and distributed, Product consistent with the Volume Forecast. The Volume Forecast for the twelve month period beginning on August 1, 2006 is attached hereto as Schedule 6.3.
     Section 6.4 Sales; Pricing.
     (a) Depomed or its Affiliates shall book all sales of the Product in the Territory and shall be responsible for entering into any contracts and other arrangements with any Person regarding the sale of the Product, and for establishing and approving the form, content and terms and conditions thereof, including any discount, allowance, rebate, chargeback or other term granted therein; provided, however, that (i) the pricing of the Product shall be consistent with the pricing established by the JCC in accordance with Section 3.3 hereof, (ii) the terms of such contract and other arrangement shall be consistent with the contracting guidelines established by the JCC in accordance with Section 3.3(k) and reflected in the Annual Plan, and (iii) any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

deductions from gross amounts invoiced pursuant to any such contract or arrangement shall correspond to one or more of the categories of deductions set forth in the definition of “Net Sales” in Article I. The parties have reviewed the initial pricing and contracting guidelines applicable to the Product. The parties agree to discuss among the JCC and finalize the initial pricing and contracting guidelines within two weeks after the Effective Date.
     (b) King will work on behalf of Depomed to provide necessary support for managed markets and trade customer groups with respect to the Product to enable Depomed to enter into such contracts and other arrangements described above. For purposes of clarity, all such contracts and arrangements supported by King must be executed and administered by Depomed.
     Section 6.5 Samples.
     (a) Depomed shall provide or cause to be provided to King, from time to time as contemplated by the Annual Plan, with samples of the Product that are not for sale and with no fee associated (“Samples”) to be distributed by King solely in connection with the performance of Details. Depomed shall supply such Samples FOB Depomed’s or its designee’s warehouse, and the risk of loss and responsibility for handling and warehousing of the Samples shall pass to King upon delivery to a carrier designated by King. King shall be responsible for distributing the Samples to its Sales Representatives in a timely manner. Depomed shall invoice King for each shipment of Samples at its Standard Cost payable within 30 days of the invoice date. King shall also be responsible for securing the return and appropriate disposal of and reconciling existing Sample inventories from discontinued Sales Representatives.
     (b) Samples supplied by Depomed to King shall be used by King solely in performing Details to Professionals in accordance with this Agreement. Upon its receipt of Samples, King shall be solely responsible for accountability and compliance with the PDMA for the King Sales Force, and other applicable Legal Requirements relating to such Samples or the distribution of same by the King Sales Force, and shall be responsible for adherence by its Sales Representatives to such Legal Requirements.
     (c) Sampling volume shall be consistent with King’s Promotional Effort and considered a component of the Advertising/Marketing/Educational Expenses. Sampling volume will be included as a part of each Annual Plan.
     Section 6.6 Inability to Supply. In the event that a Depomed Supply Failure occurs, notwithstanding its compliance with its obligations under Section 6.1, to fulfill all orders for the Product generated by King activities in a timely and efficient manner, upon written notice to Depomed (a “King Manufacturing Notice”), King shall have, and hereby grants King, exercisable only in accordance with the provisions hereof, the right, but not the obligation, to manufacture, or have manufactured, the Product on behalf of Depomed, at Depomed’s expense, including expenses related to the technical transfer of the Product, and Depomed will provide reasonable assistance to King in connection therewith, including by transferring or licensing to King all Technology necessary or useful to give King the capability of manufacturing the Product so that King can undertake manufacture of the Product; provided, however, that Depomed shall not be required to reimburse King for more than [***] percent ([***]%) of Depomed’s standard cost for such Product. Any such Product manufactured by King will be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

sold by Depomed in accordance with this Agreement. King’s right to use the Technology to manufacture, or have manufactured, the Product under this Section 6.6 shall terminate upon the later to occur of (a) the second (2nd) anniversary of the date upon which King delivered the King Manufacturing Notice to Depomed and (b) the six (6) month anniversary of the date upon which Depomed shall have delivered to King a certification of its CEO as to Depomed’s ability to fulfill all orders for the Product generated by King activities in a timely and efficient manner, but in any event on termination of this Agreement.
     Section 6.7 Manufacture by King. Depomed agrees to consider in good faith any proposal by King to manufacture the 500mg formulation of the Product at King’s Bristol facility that would result in a reduction in the supply price applicable to the Product relative to Depomed’s then current contract manufacturer, and would be suitable to Depomed’s operations, regulatory affairs, and quality assurance groups. Any fixed and determinable savings in Product manufacturing cost to Depomed realized during the Term, and during the eight calendar quarters during which a payment is being paid pursuant to Section 7.4, that results from any definitive long-term supply arrangement between Depomed and King relating to the Product relative to Depomed’s then current long-term supply arrangement [***]; provided that, in the event King continues to manufacture the Product for Depomed, the parties will negotiate in good faith with respect to adjusting the pricing mechanism for the manufacture of such Product following the Term, and such eight calendar quarter period, in order to compensate King for such savings and for any discounts King provided to Depomed as a result of the relationship of the parties hereunder. Any manufacture by King of the Product would be subject to regulatory approval of a supplemental NDA providing for such manufacture.
     Section 6.8 1000mg Formulation.
     (a) The parties acknowledge that Depomed will use commercially reasonable efforts to submit a supplemental new drug application to the FDA and to obtain Regulatory Approval for a 1000mg formulation using metformin as the sole active pharmaceutical ingredient (the “1000mg Formulation”) to which Depomed has certain rights pursuant to the BLS Supply Agreements.
     (b) The provisions of Section 6.1 through 6.6 will not apply to the 1000mg Formulation unless and until Depomed obtains Regulatory Approval for the 1000mg Formulation, at which time such provisions will apply, except as follows: (i) Depomed shall have no obligation to continue to supply and distribute the 1000mg Formulation if Depomed, in the exercise of its reasonable business judgment after consultation with the JCC, determines that marketing the 1000mg Formulation in the Territory is not commercially feasible due to reasons related to intellectual property matters, safety, FDA, manufacturing or supply issues, or market conditions; and (ii) Depomed shall have no liability under this Agreement for any failure by BLS to timely deliver and supply the 1000mg Formulation under the BLS Supply Agreement in accordance with the terms thereof, and any such failure on the part of BLS shall not be a breach or default of this Agreement by Depomed (except to the extent that any such failure by BLS arises directly from Depomed’s failure to comply with its obligations, including paying amounts due, under such agreement).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 6.9 BLS Supply Agreements. The parties acknowledge that Depomed is subject to certain obligations under the BLS Supply Agreements. Depomed shall not amend, terminate or cause to be terminated any BLS Supply Agreement (or any other agreement between Depomed and BLS concerning rights to, or the supply or marketing of, the Product in the Territory) without the prior written consent of King, which consent shall not to be unreasonably withheld, delayed or conditioned; provided that Depomed shall have the right to amend any BLS Agreement without the consent of King if such amendment does not materially and adversely affect (a) Depomed’s ability to maintain Regulatory Approval for the 1000mg Formulation, (b) Depomed’s ability to purchase the 1000mg Formulation in commercial quantities under the BLS Supply Agreements, or (c) King’s economic benefits hereunder.
ARTICLE VII
COMPENSATION
     Section 7.1 Promotion Fees.
     (a) In consideration for King’s performance of its obligations under this Agreement, Depomed shall pay promotion fees (the “Promotion Fees”) to King as follows: following each Agreement Quarter during the Term, Depomed shall pay to King 50% of the Gross Margin for such Agreement Quarter.
     (b) Within thirty (30) days following the end of each Agreement Quarter during the Term, Depomed shall provide King with a statement setting forth:
          (i) the aggregate number of Units of Product sold to customers in the Territory during such Agreement Quarter;
          (ii) Net Sales during such Agreement Quarter;
          (iii) Depomed Net Sales during such Agreement Quarter (if any);
          (iv) COGS during such Agreement Quarter (based on Depomed’s Standard Cost);
          (v) Advertising/Marketing/Educational Expense with respect to the costs of Samples (based on Depomed’s Standard Cost) during such Agreement Quarter;
          (vi) Gross Margin for such Agreement Quarter; and
          (vii) a calculation of the amount, if any, payable by Depomed to King in respect of such Agreement Quarter pursuant to Section 7.3(a).
     (c) Within 4 business days following the end of each Agreement Month (or if later, within two business days after such information becomes available to Depomed) during the Term, Depomed shall provide King with a statement setting forth the aggregate number of Units of Product sold to customers in the Territory during such Agreement Month.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     (d) Except as expressly specified otherwise, any amounts payable by one party to the other party in respect of any Agreement Quarter pursuant to this Agreement shall be paid within forty-five (45) days after the end of such Agreement Quarter.
     Section 7.2 Maintenance of Records.
     (a) Each party agrees to keep, for a period of at least three years after the date of entry (or such longer period as may be required by Legal Requirements) full and accurate records maintained in accordance with such party’s accounting practices in sufficient detail to enable a Third Party to accurately calculate (i) in the case of Depomed, COGS, BLS Fees, Depomed’s Advertising/Marketing/Educational Expenses, Net Sales and Depomed Net Sales reported, payments to be made under this Agreement and Details completed by the Depomed Sales Force, and (ii) in the case of King, King’s Advertising/Marketing/Educational Expenses and PDEs completed by the King Sales Force. Upon 30 days prior written notice, such records shall be made available by the audited party for audit by an independent certified public accounting firm designated by the other party and reasonably acceptable to the party whose records are to be examined. The auditor will only examine such books and records during business hours but not more than once each fiscal year while this Agreement remains in effect and for three years thereafter in order to verify expenses, Net Sales, Depomed Net Sales, PDEs or Details completed, or payments due under this Agreement. The fees and expenses of the auditor performing such verification examination shall be borne by the party conducting the verification; provided, however, that if any verification reveals that the audited party has reported incorrectly, and the amount of such discrepancy is at least five percent of the aggregate amount that should have been reported for the period examined, then the audited party shall pay the entire amount of the fees and expenses for such verification.
     (b) Each party shall have the right, upon five business days’ prior written notice, to audit all applicable records of the other party (other than records described in Section 7.2(a)) for the purpose of determining the audited party’s compliance with the obligations set forth in this Agreement, including with respect to training programs and certifications and records reports for the Samples. The audit will be conducted during normal business hours, at convenient times. Any such audit may be conducted no more than once each fiscal year. The fees and expenses of the auditing party shall be borne by such party. This right to audit shall extend throughout the term of this Agreement and for one year after expiration or termination of this Agreement.
     (c) Whenever in this Agreement a party is required to report its costs, or is entitled to receive or obligated to make a payment based on its costs, such costs shall be determined in accordance with generally accepted accounting principles as applied in the United States (“GAAP”), consistent with the terms of this Agreement. The term “out-of-pocket” costs or expenses means cost or expenses paid to Third Parties and shall not include any fixed costs or expenses, personnel costs or expenses, overhead costs or expenses, or other costs or expenses of a similar nature.
     (d) COGS and all Advertising/Marketing/Educational Expenses, including Samples, shall be determined in accordance with GAAP, except as follows: (i) COGS and Samples shall be calculated at Depomed’s Standard Cost for each Agreement Quarter and reconciled

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

periodically as set forth in Section 7.5(d); and (ii) COGS shall include costs incurred by Depomed associated with achieving manufacturing efficiencies and ensuring Product supply.
     (e) Depomed shall calculate Standard Costs in good faith to approximate as closely as reasonably practicable such actual costs calculated in accordance with GAAP (e.g., the unit cost of finished goods by bottle size or packaged samples) and shall provide the JCC with its methodology for calculating such costs. The JCC shall review Depomed’s methodology for calculating Standard Cost at least annually during the Term to ensure that Depomed’s Standard Costs continue to approximate as closely as reasonably practicable such actual costs calculated in accordance with GAAP, and Depomed shall revise such methodology following such review in accordance with the recommendations of the JCC.
     Section 7.3 Payments. Any payments required to be made by either party under this Agreement shall be made in United States dollars via wire transfer of immediately available funds to such bank account as the other party shall designate in writing prior to the date of such payment.
     Section 7.4 Tail Promotion Fees. Following the termination of this Agreement at the conclusion of the initial five year term or any additional term, for each of the eight full calendar quarters following such termination, Depomed shall pay to King an amount equal to, in each of the first four such calendar quarters, [***]% of the Net Sales for each such quarter and, in each of the fifth through eighth such calendar quarters, [***]% of such Net Sales for each such quarter.
     Section 7.5 Expense Reimbursement.
     (a) If Depomed pays Advertising/Marketing/Educational Expenses allocated to King under the Launch Plan or the Annual Plan, Depomed shall notify King at least five business days in advance of the payment of such Advertising/Marketing/Educational Expenses, and, unless King objects in writing to Depomed before the end of such five business-day period, King shall reimburse Depomed for such Advertising/Marketing/Educational Expenses within thirty days’ after receipt of a detailed invoice therefor. If King pays Advertising/Marketing/Educational Expenses allocated to Depomed under the Launch Plan or the Annual Plan, King shall notify Depomed at least five business days in advance of the payment of such Advertising/Marketing/Educational Expenses, and, unless Depomed objects in writing to King before the end of such five business-day period, Depomed shall reimburse King for such Advertising/Marketing/Educational Expenses within thirty days’ after receipt of a detailed invoice therefor.
     (b) Within 15 days following the end of each Agreement Quarter, each party shall provide to the JCC a report setting forth in reasonable detail Advertising/Marketing/Educational Expenses incurred by such party in such Agreement Quarter in accordance with GAAP, including expenses incurred by a party but not reimbursed by the other party pursuant to Section 7.5(a) above or expenses reimbursed by a party pursuant to such section. Within 10 days thereafter, the JCC shall produce a report setting forth the calculation of Advertising/Marketing/Educational Expenses and its allocation between the parties in accordance with Section 4.5(e) above. The report shall also set forth the amount of any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

payments that a party must make to the other party in order to achieve such allocation between the parties. All such payments shall be made within 45 days following the end of the applicable Agreement Quarter.
     (c) At the end of each Agreement Quarter, the parties will reconcile their respective payments and expenses hereunder, including Promotion Fee payments and expense reimbursements pursuant to this Article VII, and, at the discretion of the party who has paid an amount greater than that allocable to such party for the relevant Agreement Quarter, such over-paying party will be reimbursed by the other party within 45 days following the end of the applicable Agreement Quarter, based on the report of the JCC described in Section 7.5(b) above or, at its discretion, will receive a credit against amounts payable by the over-paying party to the other party in the subsequent Agreement Quarter(s), which credit amount will be carried forward until fully credited or reimbursed. Reimbursement of expenses pursuant to this Section 7.5(c) shall be made based on Advertising/Marketing/Educational Expenses recorded in accordance with GAAP.
     (d) The statement submitted by Depomed pursuant to Section 7.1(b) for the final Agreement Quarter of each calendar year during the Term, and the final Agreement Quarter of the Term, shall be accompanied by a report created by Depomed (a “Reconciliation Report”) that (i) reconciles Depomed’s Standard Cost for COGS and Samples during such calendar year (or partial calendar year, as applicable) to Depomed’s actual COGS and Depomed’s actual out-of-pocket cost for Samples calculated in accordance with Section 7.2(d), (ii) sets forth any adjustment to Gross Margin for such calendar year (or partial calendar year, as applicable) on the basis of such reconciliation, and (iii) sets forth any adjustment to Advertising/Marketing/Educational Expenses for such calendar year (or partial calendar year, as applicable) based on reconciliation of actual costs for Samples. The report shall also set forth the amount of any payments that a party must make to the other party in order to achieve the proper allocation of the adjusted Gross Margin between the parties, pursuant to Section 7.1(a), for such calendar year and the proper allocation of Advertising/Marketing/Educational Expenses between the parties, pursuant to Section 4.5(e), for such calendar year. All such payments shall be made within 45 days following the receipt of the Reconciliation Report. Depomed may elect to submit Reconciliation Reports on a quarterly basis in accordance with the provisions of this Section 7.5(d), in which event (i) such quarterly Reconciliation Reports will accompany the statement submitted by Depomed pursuant to Section 7.1(b), and (ii) each reference in this Section 7.5(d) to a calendar year shall be deemed to be reference to an Agreement Quarter.
     Section 7.6 Depomed Percentage. If, prior to or following the commencement of Product Promotion by the Depomed Sales Force, Depomed reasonably determines that the Prescriber Data fails to, or is likely to fail to, reasonably accurately reflect the portion of Net Sales attributable to prescriptions written by Professionals on the Depomed Physician List (whether as a result of Professionals opting out of the American Medical Association’s Physician Masterfile database or otherwise), the parties shall negotiate in good faith with respect to implementing a revised manner of measuring the portion of Net Sales attributable to prescriptions written by Professionals on the Depomed Physician List, and reflect any such modification in the definition of “Depomed Percentage” and the “Baseline Percentage.” The parties shall consider in their discussions any other customary manner of determining similar

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

information as may arise in light of Professionals opting out of the American Medical Association’s Physician Masterfile database.
ARTICLE VIII
TERM AND TERMINATION
     Section 8.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue, unless terminated sooner in accordance with this Article VIII, until June 27, 2011 (the “Term”). The Term of this Agreement shall be extended for subsequent one year periods upon the mutual agreement of the parties, which agreement shall be set forth in writing (in which event a party that desires to so extend the Term of this Agreement shall notify the other party at least 120 days prior to the termination of this Agreement).
     Section 8.2 Early Termination.
     (a) Depomed and King shall have the following rights with respect to the performance of PDEs:
          (i) In the event King performs more than [***] PDEs each Agreement Quarter (the “PDE Minimum”) in any Agreement Quarter, such excess PDEs will be carried forward to the immediately following Agreement Quarter. In the event that King does not perform the PDE Minimum in any Agreement Quarter (the difference between such PDE Minimum and the number of PDEs actually conducted, the “PDE Shortfall”), King will have until the end of the Agreement Quarter immediately following to cure its failure by providing a sufficient number of excess PDEs in the immediately following Agreement Quarter.
          (ii) If King does not perform, in the aggregate, two times the PDE Minimum in any two consecutive Agreement Quarters, Depomed may demand that King cure such default by (A) [***] and (B) [***], in each case, prior to the end of the next succeeding Agreement Quarter following notice from Depomed.
          (iii) Upon the third failure by King to meet the PDE Minimum during any six consecutive Agreement Quarters, Depomed shall have the right to [***] or demand that King shall cure such default in the same manner outlined in clause (i) above for the first such default.
     (b) If, as of the end of any period of the immediately previous four consecutive Agreement Quarters, Promotion Net Sales for such period are less than $[***], either party shall have the right to terminate this Agreement on 120 days’ prior written notice to the other party, which notice may not be given before the third anniversary of the Promotion Commencement Date.
     (c) If a party desires to exercise its option to terminate this Agreement pursuant to this Section 8.2 or demand any [***] or cure pursuant to Section 8.2(a), it must give written notice to the other party within 60 days after receiving the report of the Agreement Quarter or Agreement Month giving rise to the right to terminate this Agreement pursuant to Section 8.2.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     Section 8.3 Termination for Cause. Either party may terminate this Agreement, effective at any time after providing sixty days written notice and an opportunity to cure during such sixty day period (ninety days in the case of a breach by Depomed of Section 6.1), in the event of a material failure of the other party to comply with its material obligations contained in this Agreement. If such cure is effected, such notice with respect to such termination shall be null and void.
     Section 8.4 Termination for Bankruptcy or Force Majeure. To the extent permitted by law, each party will have the right to terminate this Agreement immediately upon notice to the other party, in the event of either of the following:
     (a) The entry of an order for relief under the United States Bankruptcy Code (or any corresponding remedy under successor laws) against the other party; the filing of a petition by or against the other party under any bankruptcy, insolvency or similar law (which petition is not dismissed within sixty days after filing), except Chapter 11 of the United States Bankruptcy Code or any successor statute that permits a corporation to continue its operation while protecting it from creditors; the appointment of a receiver for the other party’s business or property; or the other party’s making of a general assignment for the benefit of its creditors; or
     (b) Any Force Majeure Event affecting the other party beyond the other party’s control which lasts for a period of at least six months and which is of sufficient intensity to interrupt or prevent the carrying out of such other party’s material obligations under this Agreement during such period.
Notwithstanding the occurrence of any of the event specified in subsection (a) of this Section 8.4, the parties acknowledge and agree that, to the extent Section 365(n) of the United States Bankruptcy Code applies to this Agreement, the non-insolvent party may elect to retain and exercise the rights granted to it hereunder with respect to the intellectual property owned or controlled by the insolvent party.
     Section 8.5 Force Majeure. Any Force Majeure Event of the type described in Section 16.7 affecting a party hereunder shall entitle the other party hereto, at any time after the expiry of the period of six months specified therein and upon sixty days written notice given after such six month period (such notice being, null and void if the Force Majeure Event is discontinued during such sixty-day period), in addition to the right to terminate this Agreement under Section 8.4, the right to (i) extend this Agreement for a period equal to the duration of the Force Majeure Event which occasioned the delay, interruption or prevention (subject to the maximum term of six months) or (ii) continue the Agreement in full force and effect without modification. In no circumstances will either party be liable to the other for its inability to perform under this Agreement due to any such Force Majeure Event.
     Section 8.6 Recall. Either party shall have the right to terminate this Agreement in the event of a large scale recall or withdrawal of the Product from the Territory resulting from a significant safety risk inherent in the Product and not due to tampering, a remediable manufacturing problem, or other defect that can be cured with respect to Products manufactured after such risk is discovered.
     Section 8.7 Effect of Termination.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     (a) No additional payment obligations arising under Article VII hereof shall accrue after the date of expiration or termination of this Agreement except as set forth in Section 7.4; provided, however, that expiration or termination of this Agreement shall not relieve either party of any obligations accruing prior to such expiration or termination. Certain provisions of this Agreement by their terms continue after the expiration or termination of this Agreement. In addition, any other provisions required to interpret and enforce the parties’ rights and obligations under this Agreement shall also survive, but only to the extent required for the full observation and performance of this Agreement.
     (b) Except as indicated in Sections 8.5, expiration or termination of this Agreement shall be without prejudice to (a) any remedies which any party may then or thereafter have hereunder or at law; and (b) a party’s right to receive any payment accrued under the Agreement prior to the termination date but which became payable thereafter; and (c) either party’s right to obtain performance of any obligations provided for in this Agreement which survive termination by their terms or by a fair interpretation of this Agreement. Except as expressly set forth herein, the rights to terminate as set forth herein shall be in addition to all other rights and remedies available under this Agreement, at law, or in equity or otherwise.
     (c) Upon the expiration or termination of this Agreement pursuant to this Article VIII, each party shall promptly transfer and return to the other party all Proprietary Information of the other party (provided that each party may keep one copy of such Proprietary Information of for archival purposes only). Upon the expiration or termination of this Agreement, King shall provide to Depomed, at King’s out-of-pocket cost therefor, all Promotional Materials in King’s possession (including electronic files of all Promotional Materials); provided, however, that King may destroy any printed copies of Promotional Materials bearing the King Trademarks and may remove the King Trademarks from electronic files of Promotional Materials.
ARTICLE IX
REPRESENTATIONS AND WARRANTIES
     Section 9.1 Representations and Warranties of Depomed. Depomed hereby represents and warrants to King as of the date hereof as follows:
     (a) Organization. Depomed (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of California, and (ii) has all necessary corporate power and corporate authority to own its properties and to conduct its business, as currently conducted.
     (b) Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are within the corporate power of Depomed, have been duly authorized by all necessary corporate proceedings of Depomed, and this Agreement has been duly executed and delivered by Depomed.
     (c) No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not: (i) conflict with or result in a breach of any provision of Depomed’s organizational documents; (ii) result in a material breach

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

of any material agreement to which Depomed is party; (iii) result in a violation of any Order to which Depomed is subject; (iv) require Depomed to obtain any material approval or consent from any Governmental Authority or Third Party other than those consents and approvals which have been obtained prior to the date hereof; or (v) violate any Legal Requirement applicable to Depomed in any material respect.
     (d) Enforceability. This Agreement constitutes the valid and binding obligation of Depomed, enforceable against Depomed in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights in general and to general principles of equity (regardless of whether considered in a proceeding in equity or an action at law).
     (e) Broker. Depomed has not employed any broker, finder, or agent with respect to this Agreement or the transactions contemplated hereby.
     (f) Depomed Intellectual Property. To the knowledge of Depomed, the Promotion and sale of Product in the Territory in accordance with this Agreement will not infringe any patents, trademarks or other intellectual property rights of any Third Party; provided, that Depomed makes no representation as to the King Trademarks. Depomed has the right, power and authority to grant the licenses granted by it hereunder, including the right, power and authority to license to King, pursuant to Section 6.6, all Technology necessary for the manufacture of the Product.
     (g) Litigation. There is no litigation, arbitration proceeding, governmental investigation, action or claims of any kind, pending or, to the knowledge of Depomed, threatened, by or against Depomed or any of its Affiliates relating to the Product or which would reasonably be expected to materially affect Depomed’s ability to perform its obligations hereunder.
     (h) Documentation. Depomed has made available to King copies of substantially all clinical data and reports, medical information, competitive information, marketing research and other documentation related to the Product in Depomed’s possession that have been requested by King in the course of King’s due diligence investigation of the Product.
     (i) Supply. Depomed currently has access to sufficient supplies of Product to perform the manufacturing obligations required by it under this Agreement. All Product will be manufactured with reasonable due care and in conformity with current generally accepted standards and procedures for manufacturing the Product and cGMP.
     (j) Generic Drug Act. Pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335a, as may be amended or supplemented (the “Generic Drug Act”),
          (i) none of Depomed, its Affiliates, or any Person under its direction or control is currently debarred by the FDA under the Generic Drug Act;
          (ii) none of Depomed, its Affiliates, or any Person under its direction or control is currently using or will use in any capacity in connection with the Product any Person that is debarred by FDA under the Generic Drug Act; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

          (iii) there have been no convictions of Depomed, its Affiliates, or any Person under its direction or control for any of the types of crimes set forth in the Generic Drug Act within the five years prior to the Effective Date.
     (k) Legal Requirements. None of Depomed, its Affiliates, or Person under its direction or control is currently excluded from a federal or state health care program under Sections 1128 or 1156 of the Social Security Act, 42 U.S.C. §§ 1320a-7, 1320c-5 as may be amended or supplemented. None of Depomed, its Affiliates, or Person under its direction or control is otherwise currently excluded from contracting with the federal government. None of Depomed, its Affiliates, or Person under its direction or control is otherwise currently excluded, suspended, or debarred from any federal or state program. Depomed shall immediately notify King if, at any time during the Term, Depomed, its Affiliates, or any Person under its direction or control is convicted of an offense that would subject it or King to exclusion, suspension, or debarment from any federal or state program.
     (l) NDA Acquisition. Depomed has not committed fraud in relation to the filing or acquisition of an NDA or used unfair methods of competition in connection with such filing or acquisition, including, in either case, in connection with any data supplied by Depomed to the FDA. The parties acknowledge that a breach of this representation is a material failure of a material obligation and is not subject to cure.
     (m) BLS Agreements. Depomed is not in material breach of the BLS Agreements and has not submitted to BLS any notice (written or oral) to the effect that BLS is in breach of the BLS Agreements. Depomed has not received from BLS any notice (written or oral) to the effect that Depomed is in breach of the BLS Agreements. The BLS Agreements are legal, valid, binding, enforceable and in full force and effect in all material respects.
     Section 9.2 Representations and Warranties of King. King hereby represents and warrants to Depomed as of the date hereof as follows:
     (a) Organization. King (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of Tennessee, and (ii) has all necessary corporate power and corporate authority to own its properties and to conduct its business, as currently conducted.
     (b) Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are within the corporate power of King, have been duly authorized by all necessary corporate proceedings of King, and this Agreement has been duly executed and delivered by King.
     (c) No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not: (i) conflict with or result in a breach of any provision of King’s organizational documents; (ii) result in a material breach of any material agreement to which King is party; (iii) result in a violation of any Order to which King is subject; (iv) require King to obtain any material approval or consent from any Governmental Authority or Third Party other than those consents and approvals which have been

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

obtained prior to the date hereof; or (v) violate any Legal Requirement applicable to King in any material respect.
     (d) Enforceability. This Agreement constitutes the valid and binding obligation of King, enforceable against King in accordance with its terms, subject to bankruptcy reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights in general and to general principles of equity (regardless of whether considered in a proceeding in equity or an action at law).
     (e) Broker. King has not employed any broker or finder with respect to this Agreement or the transactions contemplated hereby.
     (f) King Trademarks. To the knowledge of King, the use of the King Trademarks to Promote and sell Product in the Territory in accordance with this Agreement will not infringe any trademarks or other intellectual property rights of any Third Party.
     (g) Litigation. There is no litigation, arbitration proceeding, governmental investigation, action or claims of any kind, pending or, to the knowledge of King, threatened, by or against King or any of its Affiliates relating to the Product or which would reasonably be expected to materially affect King’s ability to perform its obligations hereunder.
     (h) Generic Drug Act. Pursuant to the Generic Drug Act,
          (i) none of King, its Affiliates, or any Person under its direction or control is currently debarred by the FDA under the Generic Drug Act;
          (ii) none of King, its Affiliates, or any Person under its direction or control is currently using or will use in any capacity in connection with the Product any Person that is debarred by FDA under the Generic Drug Act; and
          (iii) there have been no convictions of King, its Affiliates, or any Person under its direction or control for any of the types of crimes set forth in the Generic Drug Act within the five years prior to the Effective Date.
     (i) Legal Requirements. None of King, its Affiliates, or Person under its direction or control is currently excluded from a federal or state health care program under Sections 1128 or 1156 of the Social Security Act, 42 U.S.C. §§ 1320a-7, 1320c-5 as may be amended or supplemented. None of King, its Affiliates, or Person under its direction or control is otherwise currently excluded from contracting with the federal government. None of King, its Affiliates, or Person under its direction or control is otherwise currently excluded, suspended, or debarred from any federal or state program. King shall immediately notify Depomed if, at any time during the Term, King, its Affiliates, or any Person under its direction or control is convicted of an offense that would subject it or Depomed to exclusion, suspension, or debarment from any federal or state program.
     Section 9.3 Depomed Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, DEPOMED DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

WITH REGARD TO THE PRODUCT, INCLUDING THE WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.
     Section 9.4 King Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, KING DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.
ARTICLE X
INTELLECTUAL PROPERTY MATTERS
     Section 10.1 Third Party Competition. Expressly excluding Article XIII of this Agreement, nothing in this Agreement shall limit or restrict Depomed’s ability to grant non-exclusive patent licenses to patents and patent applications included within the Technology or otherwise covering the Product in connection with the settlement of any pending, threatened or contemplated patent litigation with respect to extended release metformin products commercialized in the Territory prior to the Effective Date, including any such litigation against marketers of metformin products (each such license, an “AcuForm Patent License”). However, in recognition of the parties’ agreement to co-exclusively Promote Products, in accordance with the terms and conditions of this Agreement, Depomed agrees that if Depomed or any Affiliate thereof grants to any Affiliate or Third Party a license, covenant not to sue, right of reference, right of supply or other intellectual right (in any case, other than AcuForm Patent Licenses and covenants not to sue and other rights in connection with the grant of AcuForm Patent Licenses for extended release metformin products commercialized in the Territory prior to the Effective Date) related to the manufacture, use, offer for sale, sale, importation, marketing or promotion of any Product that uses Depomed’s or its Affiliate’s proprietary drug delivery technology currently referred to as the AcuForm technology and described in U.S. Patent Nos. 6,340,475 and 6,635,280 or other drug delivery technology incorporated into any formulation of the Product, including any authorized generic version of any Product covered by any NDA, then the parties shall negotiate in good faith financial adjustments to this Agreement adequate to compensate King for any lost market share attributable to sales of product by or on behalf of such Third Party or Affiliate, taking into account the consideration received by Depomed or its Affiliates for the grant of such rights.
     Section 10.2 Infringement.
     (a) If either party shall learn of a claim or assertion that the manufacture, use or sale of the Product in the Territory infringes or otherwise violates the intellectual property rights of any Third Party or that any Third Party violates the intellectual property rights owned or Controlled by (i) Depomed in the Product and the Depomed Trademarks in the Territory or (ii) King in the King Trademarks, then the party becoming so informed shall promptly, but in all events within fifteen (15) business days thereof, notify the other party to this Agreement of the claim or assertion.
     (b) If warranted in the opinion of Depomed, after consultation with the JCC, Depomed shall take such legal action as is advisable in Depomed’s opinion to restrain

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

infringement of such Depomed patent rights or the Depomed Trademarks. King shall cooperate fully with, and as reasonably requested by, Depomed in Depomed’s attempt to restrain such infringement, and Depomed shall reimburse King for its out-of-pocket expenses incurred in providing such cooperation. King may be represented by counsel of its own selection at its own expense in any suit or proceeding brought to restrain such infringement, but Depomed shall have the right to control the suit or proceeding.
     (c) If warranted in the opinion of King, King shall take such legal action as is advisable in King’s opinion to restrain such infringement of the King Trademarks. Depomed shall cooperate fully with, and as requested by, King in King’s attempt to restrain such infringement, and King shall reimburse Depomed for its out-of-pocket expenses incurred in providing such cooperation. Depomed may be represented by counsel of its own selection at its own expense in any suit or proceeding brought to restrain such infringement, but King shall have the right to control the suit or proceeding.
ARTICLE XI
INDEMNIFICATION; LIMITS ON LIABILITY
     Section 11.1 Indemnification. Each party will defend, at its own expense, indemnify and hold harmless the other party and its Affiliates from and against any and all damages, liabilities, losses, costs, and expenses, including reasonable attorneys’ fees, arising out of any Third Party claim, suit or proceeding brought against the other party or its Affiliates to the extent such claim, suit, or proceeding is based upon a claim arising out of or relating to (i) any breach or violation of, or failure to perform, any covenant or agreement made by such indemnifying party in this Agreement, unless waived in writing by the indemnified party; (ii) any breach of the representations or warranties made by such indemnifying party in this Agreement; or (iii) the negligence or willful misconduct of the indemnifying party, except (under any of (i) or (ii)) to the extent arising out of the breach, violation, failure, negligence or willful misconduct of the indemnified party. In addition, Depomed will defend, at its own expense, indemnify and hold harmless King and its Affiliates from and against any and all damages, liabilities, losses, costs, and expenses, including reasonable attorneys’ fees, arising out of any Third Party claim, suit or proceeding brought against King or its Affiliates to the extent such claim, suit, or proceeding is based upon a claim arising out of or relating to (w) any actions of the Depomed Sales Force, including any false or misleading representations to Professionals, customers or others regarding King or the Product; (x) any agreement between Depomed and BLS; or (y) any claim made by any Person that the manufacture, use or sale of the Product infringes or misappropriates the patent, trademark, or other intellectual property rights of such Person, except with respect to any claim relating to the King Trademarks; and (z) any product liability claim made by any Person with respect to the Product, except to the extent liability is based on a breach by King of Section 4.2. Each party agrees that it shall promptly notify the other in writing of any such claim or action and give the indemnifying party full information and assistance in connection therewith. The indemnifying party shall have the sole right to control the defense and the sole right to settle or compromise any such claim or action, except that the prior written consent of the other party shall be required in connection with any settlement or compromise which could (i) place any obligation on or require any action of such other party; (ii) admit or imply any liability or wrongdoing of such other party; or (iii) adversely affect the goodwill or public image of such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

other party. Notwithstanding the foregoing, the indemnified party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the indemnified party. The provisions of this Section 11.1 shall survive the termination of this Agreement for three years (except as to claims as to which a party has notified the other in writing prior to the third anniversary of the termination date of this Agreement, in which event, the indemnifying party’s obligations under this Section 11.1 shall survive with respect to any such claim until its resolution).
     Section 11.2 Consequential Damages. NEITHER KING NOR DEPOMED (WHICH FOR THE PURPOSES OF THIS SECTION 11.2 SHALL INCLUDE THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS) SHALL HAVE ANY LIABILITY TO THE OTHER FOR ANY PUNITIVE DAMAGES, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES, RELATING TO OR ARISING FROM THIS AGREEMENT, EVEN IF SUCH DAMAGES MAY HAVE BEEN FORESEEABLE; PROVIDED THAT SUCH LIMITATION SHALL NOT APPLY IN THE CASE OF FRAUD OR WILLFUL MISCONDUCT.
ARTICLE XII
CONFIDENTIALITY AND PUBLICITY
     Section 12.1 Proprietary Information. Pursuant to this Agreement, a party receiving Proprietary Information from the other, directly or indirectly, will treat such Proprietary Information as confidential, will use such Proprietary Information only for the purposes of this Agreement and will not disclose, and will take all reasonable precautions to prevent the disclosure of, such Proprietary Information to (a) any of its officers, directors, managers, equity holders, employees, agents, representatives, Affiliates or consultants who are not required to know such Proprietary Information or who are not bound by a like obligation of confidentiality or (b) to Third Parties.
     Section 12.2 Disclosures Required by Law. In the event the recipient party is required under applicable Legal Requirements to disclose Proprietary Information of the disclosing party to any Governmental Authority to obtain any Regulatory Approval for the Product, is required to disclose Proprietary Information in connection with bona fide legal process (including in connection with any bona fide dispute hereunder) or is required to disclose Proprietary Information under the rules of the securities exchange upon which its securities are traded, the recipient party may do so only if it limits disclosure to that purpose after giving the disclosing party prompt written notice of any instance of such a requirement in reasonable time for the disclosing party to attempt to object to or to limit such disclosure. In the event of disclosures required under applicable Legal Requirements, the recipient party shall cooperate with the disclosing party as reasonably requested thereby.
     Section 12.3 Publicity. Neither party will originate any publicity, news release, public comment or other public announcement, whether to the press, to stockholders, or otherwise, relating to this Agreement, without the consent of the other party, except for such announcement which, in accordance with the advice of legal counsel to the party making such announcement, is required by law; provided, however, that each party shall be entitled to refer publicly to the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

relationship of the parties reflected in this Agreement (i.e., Depomed as the developer of the Product and King as the co-promoter of the Product in the Territory) in a manner that is consistent with the joint press release issued by the parties and that is not damaging to the business or reputation of the other party. Except as otherwise permitted pursuant to the immediately preceding sentence, any party making any announcement which is required by law will, unless prohibited by law, give the other party an opportunity to review the form and content of such announcement and comment before it is made. Either party shall have the right to make such filings with governmental agencies, including the United States Securities and Exchange Commission, as to the contents and existence of this Agreement as it shall reasonably deem necessary or appropriate. The parties have agreed upon the form and content of a joint press release to be issued by the parties promptly following the execution of this Agreement. Once such press release or any other written statement is approved for disclosure by both parties, either party may make subsequent public disclosure of the contents of such statement without the further approval of the other party. The provisions of this Article 12 shall survive termination of the agreement and shall remain in effect until a date three years after the Term of this Agreement.
ARTICLE XIII
COMBINATION PRODUCTS; RIGHT OF FIRST NEGOTIATION
     Section 13.1 Combination Products.
     (a) Depomed agrees to grant and hereby grants to King an exclusive option (exercisable at King’s sole discretion by providing written notice of intent at any time, but in no event later than 180 days after the Effective Date) to obtain an exclusive license in the Territory to certain of Depomed’s proprietary drug delivery technology in combination with both metformin hydrochloride and any other active pharmaceutical ingredients (a “Combination Product License”). If King notifies Depomed in writing within 180 days after the Effective Date that King desires to exercise its option to obtain a Combination Product License, King and Depomed shall promptly commence good-faith negotiations regarding a definitive agreement providing for the Combination Product License, for a period of 60 days or such longer period as may be mutually agreed upon by the parties in writing; and it is agreed that, as part of such good faith negotiations, the parties will discuss, for inclusion in any definitive agreement, appropriate non-compete obligations for each party with respect to any product containing metformin hydrochloride as an active pharmaceutical ingredient. If Depomed and King fail to enter into such a definitive agreement during such period, then Depomed shall thereafter have the right to negotiate and enter into one or more agreements with Third Parties related to Depomed’s proprietary drug delivery technology in combination with both metformin hydrochloride and other active pharmaceutical ingredients; provided that, for a period of 6 months, any such agreement may not be on terms and conditions materially more favorable to the Third Party than the terms and conditions last offered by King prior to the termination of discussions with Depomed.
     (b) In the event the parties are not able to enter a definitive agreement with respect to a Combination Product License, pursuant to Section 13.1(a), then prior to the expiration or termination of this Agreement, except pursuant to this Agreement, (i) neither party, nor any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Person controlled by a party, will be entitled to commercially launch in the Territory (either directly or indirectly through a marketing partner) a product containing metformin as an active pharmaceutical ingredient, and (ii) no Affiliate of Depomed will be entitled to commercially launch in the Territory (either directly or indirectly through a marketing partner) a product that (A) contains metformin as an active pharmaceutical ingredient and (B) uses Depomed’s or its Affiliate’s proprietary drug delivery technology currently referred to as the AcuForm technology and described in U.S. Patent Nos. 6,340,475 and 6,635,280.
     Section 13.2 Right of First Negotiation. Depomed shall notify King in writing in the event that Depomed desires to divest itself of its rights to the Product in the Territory (e.g., by asset sale or product license to a Third Party), or of its rights in the Territory to a product owned or controlled by Depomed containing metformin and another active pharmaceutical ingredient in combination with Depomed’s proprietary drug delivery technology incorporated within the Product (currently referred to as the AcuForm technology) (a “Combination Product”). If King notifies Depomed in writing within 30 days after receipt of such notice (the “Evaluation Period”) that King is not interested in obtaining all of Depomed’s rights in and to the Product or the applicable Combination Product (such rights, “Metformin Product Rights”), or if King fails to notify Depomed of King’s interest in obtaining the Metformin Product Rights, in either case prior to the expiration of the Evaluation Period, then Depomed shall have no further obligation to King under this Agreement with respect to the applicable Metformin Product Rights. If King is interested in obtaining the Metformin Product Rights, it shall so notify Depomed in writing prior to the expiration of the Evaluation Period, and upon Depomed’s receipt of such notice King and Depomed shall promptly commence good-faith negotiations, for a period of 30 days and such longer period as may be mutually agreed upon by the parties in writing in the event the parties have made material progress in the negotiations (the “Negotiation Period”), regarding the commercially reasonable terms of an agreement pursuant to which King shall obtain the Metformin Product Rights. If Depomed and King fail to enter into an agreement for the Metformin Product Rights prior to the expiration of the Negotiation Period, then Depomed shall thereafter have the right to negotiate and enter into an agreement with a Third Party granting the Metformin Product Rights to a Third Party; provided that, for a period of 6 months, any such agreement may not be on terms and conditions materially more favorable to the Third Party than the terms and conditions last offered by King prior to the termination of discussions with Depomed. The provisions of this Section 13.2 shall not apply to, and Depomed shall have no obligation to King under this Section 13.2 in respect of, any acquisition of Depomed by a Third Party, any merger or consolidation with or involving Depomed, any acquisition by a Third Party of any material portion of the stock of Depomed, or any acquisition by a Third Party of a material portion of the assets of Depomed in addition to the Product or any Combination Product; provided that such Third Party must remain bound by the terms and conditions of this Agreement, including this Section 13.2.
ARTICLE XIV
NOTICES
     Section 14.1 Notices. All notices required or permitted hereunder shall be given in writing and sent by facsimile transmission (with a copy sent by first-class mail), or mailed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

postage prepaid by certified or registered mail (return receipt requested), or sent by a nationally recognized express courier service, or hand-delivered at the following address:
If to Depomed:
Depomed, Inc.
1360 O’Brien Drive
Menlo Park, California 94025
Attention: President
Fax No.: (650) 462-9991
With a copy to:
Heller Ehrman LLP
275 Middlefield Road
Menlo Park, CA 94025
Attention: Julian Stern
Fax No: (650) 324-0638
If to King:
King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee 37620
Attn: Legal Affairs Department
Facsimile: (423) 990-2566
All notices shall be deemed made upon receipt by the addressee as evidenced by the applicable written receipt.
ARTICLE XV
INSURANCE
     Section 15.1 Insurance.
     (a) During the Term and for a period of two (2) years after any expiration or termination of this Agreement, each party shall maintain (i) a commercial general liability insurance policy or policies with minimum limits of $[***] per occurrence and $[***] in the aggregate on an annual basis and (ii) a product liability insurance policy or policies with minimum limits of $[***] per occurrence and $[***] in the aggregate on an annual basis; provided that the minimum product liability policy limits set forth above shall be increased to at least $[***] per occurrence and $[***] in the aggregate on an annual basis no later than December 31, 2006. Furthermore, Depomed will undertake to direct its insurance broker to conduct an analysis to determine the appropriate level of product liability insurance with respect to the Product to be maintained by Depomed, which analysis will be conducted prior to Depomed’s next insurance renewal, currently scheduled to occur in October 2006. Such analysis will include, among other considerations, product risk characteristics, product litigation history,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

comparable company coverage and insurance availability. Depomed will share such analysis with King
     (b) Upon request, each party shall provide certificates of insurance to the other evidencing the coverage specified herein. Neither party’s liability to the other is in any way limited to the extent of its insurance coverage.
ARTICLE XVI
MISCELLANEOUS
     Section 16.1 Headings. The titles, headings or captions and paragraphs in this Agreement are for convenience only and do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions and therefore shall not be considered in the interpretation, construction or application of this Agreement.
     Section 16.2 Severability. In the event that any of the provisions or a portion of any provision of this Agreement is held to be invalid, illegal, or unenforceable by a court of competent jurisdiction or a governmental authority, such provision or portion of provision will be construed and enforced as if it had been narrowly drawn so as not to be invalid, illegal, or unenforceable, and the validity, legality, and enforceability of the enforceable portion of any such provision and the remaining provisions will not be adversely affected thereby.
     Section 16.3 Entire Agreement. This Agreement, together with the schedules and exhibits hereto and the Confidentiality Agreement, all of which are incorporated by reference, contains all of the terms agreed to by the parties regarding the subject matter hereof and supersedes any prior agreements, understandings, or arrangements between them, whether oral or in writing.
     Section 16.4 Amendments. This Agreement may not be amended, modified, altered, or supplemented except by means of a written agreement or other instrument executed by both of the parties hereto. No course of conduct or dealing between the parties will act as a modification or waiver of any provisions of this Agreement.
     Section 16.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original as against the party whose signature appears thereon, but all of which taken together will constitute but one and the same instrument.
     Section 16.6 Waiver. The failure of either party to enforce or to exercise, at any time or for any period of time, any term of or any right arising pursuant to this Agreement does not constitute, and will not be construed as, a waiver of such term or right, and will in no way affect that party’s right later to enforce or exercise such term or right.
     Section 16.7 Force Majeure.
     (a) In the event of any failure or delay in the performance by a party of any provision of this Agreement due to acts beyond the reasonable control of such party (such as, for example, fire, explosion, strike or other difficulty with workmen, shortage of transportation equipment,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

accident, act of God, declared or undeclared wars, acts of terrorism, or compliance with or other action taken to carry out the intent or purpose of any law or regulation) (a “Force Majeure Event”), then such party shall have such additional time to perform as shall be reasonably necessary under the circumstances. In the event of such failure or delay, the affected party will use its diligent efforts, consistent with sound business judgment and to the extent permitted by law, to correct such failure or delay as expeditiously as possible. In the event that a party is unable to perform by a reason described in this Section 16.7, its obligation to perform under the affected provision of this Agreement shall be suspended during such time of nonperformance.
     (b) Neither party shall be liable hereunder to the other party nor shall be in breach for failure to perform its obligations caused by a Force Majeure Event. In the case of any such event, the affected party shall promptly, but in no event later than 10 days of its occurrence, notify the other party stating the nature of the condition, its anticipated duration and any action being taken to avoid or minimize its effect. Furthermore, the affected party shall keep the other party informed of the efforts to resume performance. After sixty (60) days of such inability to perform, the parties agree to meet and in good faith discuss how to proceed. In the event that the affected party is prevented from performing its obligations pursuant to this Section 16.7 for a period of six (6) months, the other party shall have the right to terminate this Agreement pursuant to the provisions of Sections 8.4(b).
     Section 16.8 Successors and Assigns. Subject to Section 16.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted under this Agreement.
     Section 16.9 Assignment. This Agreement and the rights granted herein shall not be assignable by either party hereto without the prior written consent of the other party. Any attempted assignment without consent shall be void. Notwithstanding the foregoing, a party may transfer, assign or delegate its rights and obligations under this Agreement without consent to (a) an Affiliate or (b) a successor to all or substantially all of its business or assets of the assigning party to which this Agreement relates, whether by sale, merger, consolidation, acquisition, transfer, operation of law or otherwise or (c) in the case of either party, to one or more financial institutions providing financing to such party pursuant to the terms of a security agreement relating to such financing. In connection with any assignment, or Subcontracting pursuant to which a Third Party Sales Representative is engaged to Promote the Product, of this Agreement or any of the rights granted herein pursuant to this Section 16.9, the assignor, or party Subcontracting to another, shall ensure that the assignee, or Subcontractor, represents and warrants the matters set forth in Sections 9.1(j) and (k) (in substantially the same form as set forth in Sections 9.1(j) and (k)), where Depomed (or one of its successors or assigns) is the assignor or Subcontracting party, or Sections 9.2(h) and (i) (in substantially the same form as set forth in Sections 9.2(h) and (i)), where King (or one of its successors or assigns) is the assignor or Subcontracting party. In connection with any Subcontracting pursuant to which a Third Party will manufacture the Product, the party Subcontracting to another shall use its commercially reasonable efforts to cause the Subcontractor to represent and warrant the matters set forth in Sections 9.1(j) and (k) (in substantially the same form as set forth in Sections 9.1(j) and (k)). Neither party shall knowingly engage any Third Party appearing on the FDA’s debarment list or the list of excluded individuals/entities of the Office of Inspector General of the Department of Health and Human Services to perform, or assist such party in the performance of, its obligations

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

under this Agreement, and each party shall review each such list prior to engaging any such Third Party.
     Section 16.10 Construction. The parties acknowledge and agree that: (a) each party and its representatives have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; and (b) the terms and provisions of this Agreement will be construed fairly as to each party hereto and not in favor of or against either party regardless of which party was generally responsible for the preparation or drafting of this Agreement. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article,” “Section,” “Exhibit,” “Schedule,” or “clause” refer to the specified Article, Section, Exhibit, Schedule, or clause of this Agreement; (v) “or” is disjunctive but not necessarily exclusive; and (vi) the term “including” or “includes” means “including without limitation” or “includes without limitation.” Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.
     Section 16.11 Governing Law. This Agreement will be construed under and in accordance with, and governed in all respects by, the laws of the State of New York, without regard to its conflicts of law principles.
     Section 16.12 Equitable Relief. Each party acknowledges that a breach by it of the provisions of this Agreement may not reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other party irreparable injury and damage. By reason thereof, each party agrees that the other party is entitled to seek, in addition to any other remedies it may have under this Agreement or otherwise, preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement by the other party; provided, however, that no specification in this Agreement of a specific legal or equitable remedy will be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach. Each party agrees that the existence of any claim, demand, or cause of action of it against the other party, whether predicated upon this Agreement, or otherwise, will not constitute a defense to the enforcement by the other party, or its successors or assigns, of the covenants contained in this Agreement.
     Section 16.13 Relationship Between Parties. The parties hereto are acting and performing as independent contractors, and nothing in this Agreement creates the relationship of partnership, joint venture, sales agency, or principal and agent. Neither party is the agent of the other, and neither party may hold itself out as such to any other party. All financial obligations associated with each party’s business will be the sole responsibility of such party.
[Signature page follows]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate on the day and year first above written.

DEPOMED, INC.
By:	/s/ John W. Fara
	Name:	John W. Fara
	Title:	President and CEO

KING PHARMACEUTICALS, INC.
By:	/s/ Brian A. Markison
	Name:	Brian A. Markison
	Title:	President and CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

SCHEDULES
Schedule 1.33 — Depomed Trademarks
Schedule 1.54 — King Trademarks
Schedule 1.56 — Initial Launch Plan
Schedule 3.2 — JCC Members
Schedule 4.5 — Advertising/Marketing/Educational Expenses
Schedule 6.3 — Volume Forecast

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Schedule 1.33
Depomed Trademarks

Mark	Serial/Registration Numbers
GLUMETZA	Ser. No. 78340355
DEPOMED	Reg. No. 2112593
DEPOMED (word and design mark)	Ser. No. 78781903
ACUFORM	Ser. No. 78781863

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Schedule 1.54
King Trademarks

Mark	Serial/Registration Numbers
KING PHARMACEUTICALS	Reg. No. 2871392
KING PHARMACEUTICALS	Reg. No. 2927079
KING PHARMACEUTICALS and Design	Ser. No. 78-842125
Design Mark	Ser. No. 78-842009

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Schedule 1.56
Glumetza Initial Launch Plan
Market Overview
[***] affects [***] people in the US, and [***] have shown that [***]. The cost [***] or roughly [***], is spent [***] of the [***] with [***]. Of this, [***] is spent [***] that can [***] of the [***].
[***] has been well [***] to its [***] at [***] and its [***]. However, [***] have [***] frequently need [***] quickly, usually the [***]. Still, [***] per year. And although [***], there is an [***].
Product Background
Glumetza[***] a full [***]. Although the [***].
     • [***] were able to [***]
     • [***] of the [***] — significantly more than the [***]
     • Several [***]
     o            Less [***] than [***]
     o            Similar [***], but with [***]
     o            [***] in minimal [***]
Launch Overview
Glumetza product will be [***] the first [***] by the 2nd or 3rd [***]. The [***], which will begin [***], and such [***]. The product [***] on called [***].
Positioning
Glumetza is the [***]
     > Reaching [***] is a [***] — [***] is to [***] the most [***] from [***]
     > [***] various [***] that [***] in the [***]
     > Represents the [***] that [***], and [***] to the [***]
Key areas of focus
1. [***]
[***]AcuFormTM as [***] factor: Glumetza [***] Depomed’s AcuForm technology which is the [***] for its [***]. It has several [***] its better [***] [***]. [***]Glumetza[***] better [***] than all [***].
In [***] research, [***] onto the [***] as the reason to [***]Glumetza [***] better than [***]. Furthermore, [***] were willing [***] on how the [***] better [***].
[***] Need: [***] is commonly accepted as the [***] to its [***]. However, [***] how it [***], such as [***]. Ultimately the [***].
Our [***] on the [***]. At its [***] off a [***] for [***], even more [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

[***]Glumetza will [***], and emphasize that its [***]. [***]Glumetza[***] that demonstrates [***], and we will [***].
[***], we will apply [***] and [***] to describe [***], yet do not [***].
Glumetza[***] goal: [***] goals is [***] and Glumetza will its [***] on how it [***]. Significantly [***]Glumetza (without any [***], because Glumetza[***].
Goal [***]: Together with [***] that [***] goals, [***] plan to [***]. One idea is to [***]Glumetza[***].
[***] the [***]
[***]: Depomed has [***], to assist [***] that are [***] that is [***].
[***]: While Glumetza[***] have data that [***], where appropriate, [***].
Not only will the [***], but also will [***].
[***]: Glumetza already has [***]. We expect another [***].
[***]: Years of [***] for [***] that will [***]. Healthcare [***] will be done [***] is the [***] for which [***].
2. Point of Sale
[***]: Glumetza currently has [***]. We anticipate [***], which should [***]. We plan to [***] in order to [***].
To support the [***], we have [***]Glumetza[***] emphasizes the [***] [***] — particularly in [***].
Depomed has [***] with the [***].
[***]: Glumetza[***]. There are [***]Glumetza. We plan to [***] through various [***], as determined [***]. We will [***] to encourage [***].
Glumetza is already [***], however we are [***]Glumetza receives a [***].
[***]: We have initiated [***] that will [***] will be [***].
Other launch plans
Pricing: The [***] price range will be [***]. The pricing [***]. These [***], will further refine the price [***].
[***]: Depomed will have [***] with the [***]. The first [***] will be the [***] King Pharmaceuticals [***] to have [***] upon the [***]Glumetza.
[***]: We are preparing a Glumetza[***] that [***]Glumetza and its [***]. This [***] general [***].
[***]: [***] will be a [***] of the [***] of the [***]. While the exact [***] to be [***] have begun [***].
[***]: Glumetza will be [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2

[***]: [***] over the [***].
Launch [***]: [***] will take [***], with many [***]. We expect [***].
[***]: [***] during [***][***].

[***]	[***]	[***]
[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***] [***]
Budget: The budget for the Launch Plan will [***] with the [***]the parties [***], with the [***]of which Depomed [***] King. The parties [***] will not [***]; provided that [***] Depomed [***]and included with the [***] will determine a [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

3

Schedule 3.2
Depomed Initial JCC Representatives:
     [***]
King Initial JCC Representatives:
     [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Schedule 4.5

Year	Advertising/Marketing/Educational Expenses
2006	$	[***]
2007	$	[***]
2008	$	[***]
2009	$	[***]
2010	$	[***]
2011	$	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Schedule 6.3
Volume Forecast

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Glumetza[***] Forecast for the 1st 12 Months after Launch

(000s)	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07
Demand Fcst in [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Adj to Demand Fcst	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ex-Factory Fcst in [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Projected Inventory on Hand	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Projected Inventory MOHs	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1st 12 Mths	2006
Total	Total
[***]	[***]
[***]	[***]
[***]	[***]
Assumptions:
Stock in Quantity: [***]
[***] = [***]
Wholesalsers will reduce

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.